File No. 333-03531

                                                                       811-07585

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [X]
         Pre-Effective Amendment No. _____                               [ ]
         Post-Effective Amendment No. 8                                  [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [X]
         Amendment No. 8                                                 [X]

                                  The WWW Funds
               (Exact name of registrant as specified in charter)

            131 Prosperous Place, Suite 17, Lexington, Kentucky 40509
                    (Address of principal executive offices)

                   Registrant's Telephone Number: 859-263-2204

   Lawrence S. York, 131 Prosperous Place, Suite 17, Lexington, Kentucky 40509
                     (Name and address of agent for service)

                                    Copy to:

                            William G. Strench, Esq.
                              Frost Brown Todd LLC
          400 W. Market Street, Suite 3200, Louisville, Kentucky 40202

         It is proposed that this filing will become effective (check appropriate box):

           X      immediately upon filing pursuant to paragraph (b) of Rule 485.
         ------
         ____     on (date) pursuant to paragraph (b) of Rule 485.
         ____     60 days after filing pursuant to paragraph (a) of Rule 485.
         ____     75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[WWW LOGO]



PROSPECTUS
OCTOBER 31, 2001



WWW.THEWWWFUNDS.COM

1-888-999-8331



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

WWW INTERNET FUND &
WWW GLOBAL INTERNET FUND





WWW Internet Fund and WWW Global Internet Fund (each a "Fund" and collectively the "Funds") are a series of diversified mutual funds within The WWW Funds (the "Trust"), an Ohio business Trust. The Funds invest to produce long term growth through capital appreciation. WWW Internet Fund invests primarily in common stock of domestic companies that are designing, developing or manufacturing hardware or software products or services for the Internet. WWW Global Internet Fund invests primarily in common stock of companies throughout the world involved in these same activities.



TABLE OF CONTENTS                                                          PAGE

WWW Internet Fund Risk/Return Summary........................................ 3
WWW Global Internet Fund Risk/Return Summary................................. 8
Fees and Expenses of the Funds.............................................. 13
The Manager................................................................. 15
How to Buy Shares............................................................18
How to Sell Shares...........................................................23
Dividends, Distributions and Taxes...........................................26
Financial Highlights.........................................................27

WWW INTERNET FUND
RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE. WWW Internet Fund is a mutual fund whose investment objective is long term growth through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. WWW Internet Fund will seek to achieve its objective by investing primarily, under normal conditions, at least 70% of its total assets in common stock of domestic companies that are designing, developing or manufacturing hardware or software products or services for the Internet. WWW Internet Fund will strive to achieve a balanced mix of (1) Mature companies (large, established companies that have successfully implemented Internet strategies), (2) Mid-Life companies (companies which have captured a leadership position in an established part of the Internet sector) and (3) Adolescent companies (IPO's and small, growing companies that are experiencing unprecedented valuations and are expected to achieve leadership in emerging market segments of the Internet sector). Generally, WWW Internet Fund will attempt to achieve a balance of its assets invested by investing approximately one-third of such assets in the three above mentioned tiers of companies; however, WWW Internet Fund has the discretion to alter this allocation from time to time as market conditions may warrant. By diversifying among these three tiers of companies, WWW Internet Fund seeks to reduce loss to principal normally associated with investing in the Internet sector. This strategy may not reduce the market volatility of share prices that can occur with investing in a single market sector.

The Internet is an emerging global communication, information and distribution system. WWW Internet Fund believes that the Internet is the new frontier interlinking computers, telecommunications and broadcast. Consequently, there are opportunities for continued growth in demand for components, products, media, services, and systems to assist, facilitate, enhance, store, process, record, reproduce, retrieve and distribute information, products and services for use by businesses, institutions and consumers. Companies engaged in these efforts are the central focus of WWW Internet Fund. However, older technologies such as telephone, broadcast, cable, print and photography may also be represented when WWW Internet Fund believes that these companies may successfully integrate existing technology with new emerging technologies. Products and services identified for investment include, but are not limited to, servers, routers, search engines, portals, bridges, hubs and switches, network applications, agent software, modems, carriers, firewall and security, e-mail, electronic commerce, video and publishing.

SELECTION OF STOCKS FOR PURCHASE OR SALE. WWW Internet Fund emphasizes a "growth" style of investing. WWW Internet Fund attempts to select fast-growing companies at the right prices. For mature and mid-life companies, extensive research is performed to identify companies based upon their earnings and price/earnings ratios. For adolescent companies, WWW Internet Fund evaluates the company's business plan and ability to generate earnings in a reasonable time frame and compares the company's ongoing progress to that of other Internet companies in the same general business. Among all three tiers of companies, WWW Internet Fund favors Internet companies with proprietary technology (or other barriers to entry by competitors), a dominant market share, a relatively liquid trading market, and strong management with a defined commitment to the Internet.

In deciding what stocks to sell, WWW Internet Fund considers the factors set forth above as well as other criteria, including (1) excess valuation due to price appreciation; (2) declining revenues or earnings growth; (3) a change in key management; (4) a loss of market share; and/or (5) the opportunity to offset gains for tax advantages.

DEFENSIVE POSITIONS. Under normal market conditions, WWW Internet Fund expects to have less than 15% of its assets invested in money market instruments. However, when WWW Internet Fund determines that adverse market conditions exist, WWW Internet Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of WWW Internet Fund to achieve its investment objective.

PORTFOLIO TURNOVER

WWW Internet Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require. A high rate of portfolio turnover in any year will increase brokerage commissions paid by WWW Internet Fund, thus reducing WWW Internet Fund's total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

MAIN RISKS

GENERAL RISKS. Investing for capital appreciation ordinarily exposes capital to added risk. Shares of WWW Internet Fund are intended for you only if you are able and willing to take such risk. There can be no assurance that WWW Internet Fund's investment objective will be attained. WWW Internet Fund's share price may decline and you could lose money.

STOCK MARKET RISKS. The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, WWW Internet Fund's share price is likely to decline in value.

GROWTH STOCK RISKS. There is no assurance that WWW Internet Fund's "growth" style of investing will achieve its desired result. In fact, WWW Internet Fund may decline in value as a result of emphasizing this style of investing. "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in WWW Internet Fund's share price.

SECTOR RISKS. Because of its narrow sector focus, WWW Internet Fund's performance is closely tied to, and affected by, the sector in which it invests. Companies in the same or similar sectors are often faced with the same obstacles, issues or regulatory burdens, and their securities may react similarly and move in unison to these and other market conditions. As a result of these factors, shares of WWW Internet Fund are more volatile than shares of mutual funds, which do not have such a narrow sector focus.

INTERNET SPECIFIC RISKS. Internet and Internet-related companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, many products and services of companies engaged in the Internet and Internet-related activities are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advance. The Internet and Internet-related activities may be subject to greater governmental regulation than many other areas, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on those areas. Additionally, companies in those areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. In addition, competitive pressures and changing demand may have a significant effect on the financial condition of Internet and Internet-related companies. Such companies spend heavily on research and development, as well as sales and marketing, and are especially sensitive to the risk of market acceptance and product obsolescence due to competitive pressures and rapid technological changes.

SMALLER COMPANY RISKS. Although securities of large and well-established companies in the information technology industries will be held in WWW Internet Fund's portfolio, WWW Internet Fund will also invest in medium, small and new IPO companies which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and increased competition. Securities of those smaller and less seasoned companies may therefore expose shareholders of WWW Internet Fund to above-average risk.

ILLIQUID SECURITIES RISKS. WWW Internet Fund may invest up to 15% of the value of its net assets in securities in which a liquid trading market does not exist, provided such investments are consistent with WWW Internet Fund's investment objective. Such securities may include securities that are not readily marketable, such as common stocks that are subject to legal or contractual restrictions on resale. As to these securities, WWW Internet Fund is subject to a risk that should WWW Internet Fund desire to sell its security when a ready buyer is not available, and at a price WWW Internet Fund deems representative of their value, the value of WWW Internet Fund's net assets could be adversely affected.

BAR CHART AND PERFORMANCE TABLE

The bar chart shown below provides an indication of the risks of investing in WWW Internet Fund by showing changes in WWW Internet Fund's performance from year to year over the life of the Fund.

The Performance Table shows how WWW Internet Fund's average annual returns for a one-year period and the life of the WWW Internet Fund compare to those of a broad-based securities market index. How WWW Internet Fund has performed in the past is not necessarily an indication of how the WWW Internet Fund will perform in the future.

The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the "Financial Highlights" section and in The WWW Fund's reports to shareholders is based upon the WWW Internet Fund's fiscal year. Therefore, the performance results will differ.

The total return of WWW Internet Fund's shares from January 1, 2001 to September 30, 2001 was -65.00%.

During the life of WWW Internet Fund, the highest return for a quarter was 79.26% (quarter ending December 31, 1999) and the lowest return for a quarter was -47.21% (quarter ending September 30, 2001).

BAR CHART
[OBJECT OMITTED]

--------------------------------------------------------------------------------

                               WWW Internet Fund


                        1997                    0.43%
                        1998                   70.58%
                        1999                  166.86%
                        2000                  -56.71%


PERFORMANCE TABLE

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000
------------------------------------- ----------------- ------------------------
                                          1 YEAR             LIFE(1)
------------------------------------- ----------------- ------------------------
WWW Internet Fund                        -56.71%             19.90%
------------------------------------- ----------------- ------------------------
Nasdaq Composite Index (2)               -39.26%             20.97%
------------------------------------- ----------------- ------------------------
Standard & Poor's 500 Index              - 9.13%             19.60%
------------------------------------- ----------------- ------------------------
(1) Since inception date of August 1, 1996

(2) The Nasdaq Composite Index has been added. The Fund considers the Nasdaq Composite Index to be the most comparable of all the major indices to the portfolio of WWW Internet Fund, thereby presenting a more accurate representation of the Fund's performance.

WWW GLOBAL INTERNET FUND
RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE. WWW Global Internet Fund is a mutual fund whose investment objective is long term growth through capital appreciation. The WWW Global Internet Fund commenced its investment operations on December 1, 2000.

PRINCIPAL INVESTMENT STRATEGIES. WWW Global Internet Fund seeks to achieve its objective by investing primarily, under normal conditions, at least 70% of its total assets, in common stock of foreign companies and domestic companies that are designing, developing or manufacturing hardware or software products or services for the Internet. WWW Global Internet Fund will strive to achieve a balanced mix of (1) Mature companies (large, established companies that have successfully implemented Internet strategies), (2) Mid-Life companies (companies which have captured a leadership position in an established part of the Internet sector) and (3) Adolescent companies (recent IPO's and small, growing companies that are experiencing unprecedented valuations and are expected to achieve leadership in emerging market segments of the Internet sector). Generally, WWW Global Internet Fund will attempt to achieve a balance of its assets invested by investing approximately one-third of such assets in the three above mentioned tiers of companies; however, WWW Global Internet Fund has the discretion to alter this allocation from time to time as market conditions may warrant. By diversifying among these three tiers of companies, WWW Global Internet Fund seeks to reduce loss to principal normally associated with investing in the Internet sector, however, this strategy may not reduce the market volatility of share prices that can occur with investing in a single market sector.

The Internet is an emerging global communication, information and distribution system. WWW Global Internet Fund believes that the Internet is the new frontier interlinking computers, telecommunications and broadcast that is rapidly spreading around the world. Consequently, there are opportunities for continued growth in demand for components, products, media, services, and systems to assist, facilitate, enhance, store, process, record, reproduce, retrieve and distribute information, products and services for use by businesses, institutions and consumers. Companies throughout the world engaged in these efforts are the central focus of WWW Global Internet Fund. However, older technologies such as telephone, broadcast, cable, print and photography may also be represented when WWW Global Internet Fund believes that these companies may successfully integrate existing technology with new emerging technologies. Products and services identified for investment include, but are not limited to, servers, routers, search engines, portals, bridges, hubs and switches, network applications, agent software, modems, carriers, firewall and security, e-mail, electronic commerce, video and publishing.

SELECTION OF STOCKS FOR PURCHASE OR SALE. WWW Global Internet Fund emphasizes a "growth" style of investing. WWW Global Internet Fund attempts to select fast-growing foreign and domestic companies at the right prices. For mature and mid-life companies, extensive research is performed to identify companies based upon their earnings and price/earnings ratios. For adolescent companies, WWW Global Internet Fund evaluates the company's business plan and ability to generate earnings in a reasonable time frame and compares the company's ongoing progress to that of other Internet companies in the same general business. Among all three tiers of companies, WWW Global Internet Fund favors Internet companies with proprietary technology (or other barriers to entry by competitors), a dominant market share, a relatively liquid trading market, and strong management with a defined commitment to the Internet.

In deciding what stocks to sell, WWW Global Internet Fund considers the factors set forth above as well as other criteria, including (1) excess valuation due to price appreciation; (2) declining revenues or earnings growth; (3) political and economic risks related to foreign countries; (4) a change in key management; (5) a loss of market share; and/or (6) the opportunity to offset gains for tax advantages.

DEFENSIVE POSITIONS. Under normal market conditions, WWW Global Internet Fund expects to have less than 15% of its assets invested in money market instruments. However, when WWW Global Internet Fund determines that adverse market conditions exist, WWW Global Internet Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of WWW Global Internet Fund to achieve its investment objective.

PORTFOLIO TURNOVER

WWW Global Internet Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require. A high rate of portfolio turnover in any year will increase brokerage commissions paid by WWW Global Internet Fund, thus reducing WWW Global Internet Fund's total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

MAIN RISKS

GENERAL RISKS. Investing for capital appreciation ordinarily exposes capital to added risk. Shares of WWW Global Internet Fund are intended for you only if you are able and willing to take such risk. There can be no assurance that WWW Global Internet Fund's investment objective will be attained. WWW Global Internet Fund's share price may decline and you could lose money.

STOCK MARKET RISKS. The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, WWW Global Internet Fund's share price is likely to decline in value.

GROWTH STOCK RISKS. There is no assurance that WWW Global Internet Fund's "growth" style of investing will achieve its desired result. In fact, WWW Global Internet Fund may decline in value as a result of emphasizing this style of investing. "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in WWW Global Internet Fund's share price.

INTERNET SPECIFIC RISKS. Internet and Internet-related companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, many products and services of companies engaged in the Internet and Internet-related activities are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advance. The Internet and Internet-related activities may be subject to greater governmental regulation than many other areas, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on those areas. Additionally, companies in those areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. In addition, competitive pressures and changing demand may have a significant effect on the financial condition of Internet and Internet-related companies. Such companies spend heavily on research and development, as well as sales and marketing and are especially sensitive to the risk of marketing acceptance and product obsolescence due to competitive pressures and rapid technological changes.

FOREIGN SECURITIES RISKS. Foreign securities can carry higher returns but involve other risks than those associated with domestic investments. These risks include political and economic instability, fluctuations in foreign currencies, differences in financial reporting standards, withholding or other taxes, trading risks, other operational risks and less stringent investor protection and disclosure standards in some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid, reducing WWW Global Internet Fund's ability to buy and sell shares. Since WWW Global Internet Fund invests in foreign securities, there are different risks than if it invested only in obligations of U.S. corporations. The amount of income available for distribution may be affected by WWW Global Internet Fund's foreign currency gain or losses and certain hedging activities of WWW Global Internet Fund. Foreign markets, especially those in developing countries, are often more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to U.S. issues. In addition, changes in currency exchange rates can reduce or increase market performance.

SECTOR RISKS. Because of its narrow sector focus, WWW Global Internet Fund's performance is closely tied to, and affected by, the sector in which it invests. Companies in the same or similar sectors are often faced with the same obstacles, issues or regulatory burdens, and their securities may react similarly and move in unison to these and other market conditions. As a result of these factors, shares of WWW Global Internet Fund are more volatile than shares of mutual funds which do not have such a narrow sector focus.

SMALLER COMPANY RISKS. Although securities of large and well-established companies in the information technology industries will be held in WWW Global Internet Fund's portfolio, WWW Global Internet Fund will also invest in medium, small and/or newly-public companies which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and/or increased competition. Securities of those smaller and/or less seasoned companies may therefore expose shareholders of WWW Global Internet Fund to above-average risk.

ILLIQUID SECURITIES RISKS. WWW Global Internet Fund may invest up to 15% of the value of its net assets in securities in which a liquid trading market does not exist, provided such investments are consistent with WWW Global Internet Fund's investment objective. Such securities may include securities that are not readily marketable, such as common stocks that are subject to legal or contractual restrictions on resale. As to these securities, WWW Global Internet Fund is subject to a risk that should WWW Global Internet Fund desire to sell its securities when a ready buyer is not available, and at a price WWW Global Internet Fund deems representative of their value, the value of WWW Global Internet Fund's net assets could be adversely affected.

BAR CHART AND PERFORMANCE TABLE

WWW Global Internet Fund's inception date was December 1, 2000, and, therefore, has no full calendar year annual performance history. There will be risks of investing in the WWW Global Internet Fund because returns are expected to vary from year to year. Because WWW Global Internet Fund has less than a full calendar year history, there is no table that shows how WWW Global Internet Fund's returns compare to that of a broad-bases securities market index.

How WWW Global Internet Fund has performed in the past is not necessarily an indication of how the WWW Global Internet Fund will perform in the future.

The total return of WWW Global Internet Fund's shares from January 1, 2001 to September 30, 2001 was -65.30%.

During the life of WWW Global Internet Fund, the highest return for a quarter was 5.00% (quarter ending June 30, 2001) and the lowest return for a quarter was -43.04% (quarter ending March 31, 2001).

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares in either of the Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                           WWW
                                                          Global         WWW
                                                         Internet      Internet
                                                           Fund         Fund
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                     None              None
Redemption Fee* (as a percentage of the amount
subject to charge)                                      1.00%             1.00%

*Redemption Fee applicable only to shares redeemed within one year of purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                         WWW
                                                        Global          WWW
                                                       Internet       Internet
                                                        Fund           Fund
Management Fees(1)                                      1.00%          0.93%
Distribution and Service (12b-1) Fees(2)                0.50%          0.50%
Other Expenses                                          9.12%(3)       0.99%
                                                       ------         -----
Total Annual Fund Operating Expenses                   10.62%(4)       2.42%

(1) The Management Fee is payable at an annual rate equal to 1.00% of each of the Fund's average daily net assets, subject to increase or decrease by up to 0.50% annually depending on such Fund's performance. No such performance adjustment will be made during the first 12 months of operation for the WWW Global Internet Fund. See "Management Fees".

(2) The Funds have adopted a distribution plan under Rule 12b-1 that allows the Funds to pay fees to support the sale and distribution of the Funds.

(3) The expense information for the WWW Global Internet Fund has been restated to reflect a decrease in expenses that is expected to occur during the current fiscal year.

(4) WWW Advisors, Inc. (the "Manager") has undertaken, until December 1, 2001, to waive its Management Fee to the extent Total Annual Fund Operating Expenses (other than interest, taxes, brokerage fees and extraordinary items) exceed 2.50%, except that the amount of such obligation will not exceed the amount of Management Fees received by the Manager for the applicable period. Such waiver was made for WWW Global Internet Fund for the period from inception (December 1, 2000) through June 30, 2001. In addition the Manager reimbursed all other expenses for the WWW Global Internet Fund in excess of 2.50%.

EXPENSE EXAMPLES

The examples below are intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds.

The expense chart assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense chart also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------ ------------ ------------ ---------- ------------

                                 1 YEAR     3 YEARS       5 YEARS    10 YEARS
------------------------------ ------------ ------------ ---------- ------------
 WWW Internet Fund                $ 254     $   781       $1,335       $2,841
------------------------------ ------------ ------------ ---------- ------------
 WWW Global Internet Fund*       $1,115     $ 3,144       $4,931       $8,520
------------------------------ ------------ ------------ ---------- ------------

*The above figures for the WWW Global Internet Fund do not take into account the Management Fee waiver or expense reimbursement described above. Taking such waiver and reimbursement into account, you would pay the following expenses for WWW Global Internet Fund: 1 year - $263; 3 years - $806; 5 years - $1,376; and 10 years - $2,924.

THE MANAGER

THE MANAGER. WWW Advisors, Inc. (the "Manager") manages the investments of each Fund and is responsible for the overall management of the business affairs of each Fund. The Manager is located at 131 Prosperous Place, Suite 17, Lexington, Kentucky 40509.

Lawrence S. York co-founded the Manager with James D. Greene in 1996. Mr. York, the Chairman of the Board and President of The WWW Funds' Trust, is the President of the Manager. Mr. York is also the President of Capital Fund Services, Inc., transfer agent, accounting and administration service provider to The WWW Funds. Since 1991, Mr. York has been President of Capital Advisors Group, Inc., a financial planning and investment advisory firm. Additionally, since 1999, Mr. York has served as the President, Dealer Principal and Registered Representative of Interactive Planning Corp., a NASD Member Firm Broker-Dealer. Mr. York and these companies provide investment management advice to individual, business and institutional accounts having an aggregate value of more than $75 million. Mr. York is lead portfolio manager of each Fund, responsible for fundamental investment research and final stock selection. Mr. York is a graduate of Berea College and received a MBA degree from the University of Kentucky.

MANAGEMENT FEES. Under the terms of a Management Agreement between the Funds and the Manager, each Fund has agreed to pay the Manager a base monthly management fee (the "Management Fee") at the annual rate of 1.00% of such Fund's average daily net assets (the "Base Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of such Fund, after expenses, exceeded or was exceeded by the percentage change of the Applicable Index. With respect to WWW Internet Fund, the "Applicable Index" is the S&P 500 Index; with respect to WWW Global Internet Fund, the "Applicable Index" is the EAFE Index. Under the terms of the Management Agreement, the monthly performance adjustment may increase or decrease the total Management Fee payable to the Manager (the "Total Management Fee") by up to 0.50% per year of the value of each Fund's average daily net assets.

The monthly Total Management Fee is calculated as follows: (a) one-twelfth of 1.0% annual Base Fee rate (0.083%) is applied to a Fund's average daily net assets over the most recent calendar month, giving a dollar amount which is the Base Fee for that month; (b) one-twelfth of the applicable performance adjustment rate from the table below is applied to a Fund's average daily net assets over the most recent calendar month, giving a dollar amount which is the Monthly Performance Adjustment; and (c) the Monthly Performance Adjustment is then added to or subtracted from the Base Fee and the result is the amount payable by a Fund to the Manager as the Total Management Fee for that month.

The full range of the Total Management Fee on an annualized basis is as follows:

% Point Difference Between Fund Performance
 (Net of Expenses Including Advisory Fees)      Base        Adjustment   Total
And % of Change in the Applicable Index         Fee %       Rate %        Fee %
---------------------------------------         -----       -------      ------

+3.00  or more                                  1.00%        0.50%       1.50%
+2.75  or more but less than +3.00              1.00%        0.40%       1.40%
+2.50  or more but less than +2.75              1.00%        0.30%       1.30%
+2.25  or more but less than +2.50              1.00%        0.20%       1.20%
+2.00  or more but less than +2.25              1.00%        0.10%       1.10%
Less than +2.00  but more than -2.00            1.00%        0.00%       1.00%
 -2.00  or less but more than -2.25             1.00%       -0.10%       0.90%
 -2.25  or less but more than -2.50             1.00%       -0.20%       0.80%
 -2.50  or less but more than -2.75             1.00%       -0.30%       0.70%
 -2.75  or less but more than -3.00             1.00%       -0.40%       0.60%
 -3.00  or less                                 1.00%       -0.50%       0.50%

The period over which performance is measured is a rolling twelve-month period and the performance of the Applicable Index is calculated as the sum of the change in the level of the Applicable Index during the period, plus the value of any dividends or distributions made by the companies whose securities comprise the Applicable Index. No Monthly Performance Adjustment will be made during the first 12 months of operation of WWW Global Internet Fund.

Because the maximum Monthly Performance Adjustment for a Fund applies whenever such Fund's performance exceeds the Applicable Index by 3.00% or more, the Manager could receive a maximum Monthly Performance Adjustment even if the performance of the Fund is negative.

FEE WAIVER. The Manager has undertaken, until December 1, 2001, to waive its Management Fee in the amount, if any, by which the total expenses of a Fund for any fiscal year, including amortization of organizational expenses and amounts paid by a Fund under the Plan (but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses), exceed 2.50% of average annual net assets of a Fund, except that the amount of such fee waiver shall not exceed the amount of fees received by the Manager under the Management Agreement for such fiscal year. The fee waiver, if any, is subject to year-end adjustment.

During the fiscal year ended June 30, 2001, the WWW Internet Fund paid the Management Fees of .93% of its average net assets. For the period from inception (December 1, 2000) through June 30, 2001, the WWW Global Internet Fund paid net Management Fees of 0% of its average net assets (reflecting fee waivers of 1% or $1,794).

In addition, the Manager voluntarily reimbursed the WWW Global Internet Fund $34,493 for all other operating expenses; the extent that total operating expenses would have exceeded 2.50%. The Manager, in its discretion, may make such reimbursements in the future if total operating expenses of a Fund would otherwise exceed 2.50%. If such reimbursements are made, they may be discontinued at any time without notice.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN. Under a plan adopted by the Funds' Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), each Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of 0.50% of the average daily net assets of such Fund. Such fee will be used in its entirety by the Manager to make payments for administration, shareholder services, marketing and distribution assistance. Under the Plan, any fees not expended during the Funds' fiscal year will be rolled over into the following fiscal year. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO BUY SHARES

GENERAL. YOU MAY PURCHASE SHARES OF EACH FUND DIRECTLY BY MAIL OR BY WIRE. An account application may be obtained by calling the Transfer Agent at 1-888-999-8331. Each Fund reserves the right to reject any purchase order. Each Fund reserves the right to vary or waive the initial and subsequent investment minimum requirements at any time.

NET ASSET VALUE. The purchase price of a share of a Fund is the net asset value of a share. Shares of each Fund are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading each day that the New York Stock Exchange is open for trading (generally, 4:00 p.m., Eastern time). The New York Stock Exchange is closed on most national holidays and Good Friday. The net asset value per share of a Fund is computed by dividing the value of such Fund's net assets by the total number of shares of the Fund outstanding. A Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Trust's Board of Trustees.

ADDITIONAL INFORMATION. Federal regulations require that investors provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes." Failure to furnish a certified TIN to a Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service.

The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Transfer Agent of the Funds for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Funds. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. If you are already a shareholder, a Fund can redeem shares from any identically registered account in such Fund as reimbursement for any loss incurred and you may be prohibited or restricted from making future purchases in such Fund.

Purchase orders received in proper form by The WWW Funds or a Processing Organization (See--"Purchases through Processing Organizations") before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on any day a Fund calculates its net asset value are priced based upon the net asset value determined on that date. Purchase orders received in proper form after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

Shareholders receive a confirmation of their share purchases and quarterly statements of their accounts.

MAIL ELIMINATION POLICY. In order to reduce mailing costs, the Funds have adopted the following mail policy:

Duplicate mailings of prospectuses, annual and semi-annual reports will be eliminated to multiple accounts listing the same record-holder even if different addresses are listed.

Duplicate mailings of annual and semi-annual reports will be eliminated to shareholders holding as joint tenants or tenants in common and having the same address.

Shareholders may receive duplicate mailings by contacting the Transfer Agent toll-free at 1-888- 999-8331, or by writing at P.O. Box 25910, Lexington, KY 40524-5910.

PRIVACY POLICY NOTICE. The WWW Funds are committed to maintaining shareholder trust and confidence. The Funds take measures to safeguard shareholder information and protect shareholder privacy when non-public personal information is collected and used.

The WWW Funds obtain non-public personal information about shareholders from:

     Information received on applications or other forms, such as shareholder name, address and income; and

     Information about shareholder transactions with the Funds, or others such as a broker.

The WWW Funds do not disclose any nonpublic personal information about shareholders to anyone, except with written consent or as otherwise permitted by law.

The WWW Funds restrict access to nonpublic personal information about shareholders to those employees who need to know that information to provide services to shareholders. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

INITIAL PURCHASE

MINIMUM INVESTMENTS

REGULAR ACCOUNTS                                      $1,000.00
MONTHLY AUTOMATIC INVESTMENT ACCOUNTS                 $  500.00
RETIREMENT ACCOUNTS                                   $  250.00

BY MAIL You may purchase shares of a Fund by completing and signing the application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to The WWW Funds and sent to the address listed below. If you prefer overnight delivery, use the overnight address listed below.

U.S.  MAIL:                                          OVERNIGHT:
The WWW Funds                                        The WWW Funds
P.O.  Box 25910                                      131 Prosperous Place
Lexington, Kentucky 40524-5910                       Suite 17
                                                     Lexington, KY 40509-1804

BY WIRE You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call the Transfer Agent, at 1-888-999-8331 to set up your account and obtain an account number. You should be prepared to provide the information on the application form to the Transfer Agent. Then, you should provide your bank with the following information for purposes of wiring your investment:

WIRE INSTRUCTIONS FOR THE PURCHASE OF WWW INTERNET FUND SHARES:

Firstar Bank, N.A.  Cinti/Trust
ABA #0420-0001-3
Attn: WWW INTERNET FUND
D.D.A.  # 485777098
Account Name:  (your THE WWW FUNDS account registration name)
For the Account Number:   (your THE WWW FUNDS account number)

WIRE INSTRUCTIONS FOR THE PURCHASE OF WWW GLOBAL INTERNET FUND SHARES:

Firstar Bank, N.A.  Cinti/Trust
ABA #0420-0001-3
Attn: WWW GLOBAL INTERNET FUND
D.D.A.  # 19945-6807
Account Name:  (your THE WWW FUNDS account registration name)
For the Account Number:   (your THE WWW FUNDS account number)

You are required to mail a signed application to the Transfer Agent at the following address in order to complete your initial purchase by wire:

The WWW Funds
P.O. Box 25910
Lexington, KY  40524-5910

Wire orders will be accepted only on a day on which a Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays, which may occur in wiring money, including delays, which may occur in processing by the banks, are not the responsibility of The WWW Fund or the Transfer Agent. Your bank may charge you a fee to wire funds.

ADDITIONAL INVESTMENTS

You may purchase additional shares of WWW Internet Fund or WWW Global Internet Fund at any time (minimum of $25) by mail or wire. Each additional mail purchase request must contain the additional investment portion of your shareholder statement or a letter containing your name, the name of your account, your account number and the name of the Fund you wish the invest in. Checks should be made payable to The WWW Funds and should be sent to the address as set forth above under "INITIAL PURCHASE--BY MAIL". A bank wire should be sent as set forth above under "INITIAL PURCHASE--BY WIRE".

MONTHLY AUTOMATIC INVESTMENT PLAN

The Monthly Automatic Investment Plan permits investors to purchase shares of the Funds (minimum initial investment of $500 and minimum subsequent investments of $25 per transaction) at regular monthly intervals. Provided the investor's bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased once a month, on or about the twentieth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Monthly Automatic Investment Plan should call the Transfer Agent at 1-888-999-8331 to obtain the appropriate forms. The Monthly Automatic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Monthly Automatic Investment Plan involves the continuous investment in a Fund regardless of fluctuating price levels of such Fund's shares, investors should consider their financial ability to continue to purchase through periods of low price levels. A Fund may modify or terminate the Monthly Automatic Investment Plan at any time.

RETIREMENT PLANS

Since each Fund is oriented to longer term investments, shares of each Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. The minimum initial investment for retirement accounts is $250. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan. For more specific information regarding these retirement plan options, consult with your tax adviser. Custodial fees and other processing fees for an IRA will be paid by the shareholder by redemption of sufficient shares of a Fund from the IRA account unless the fees are paid directly to the IRA custodian (Firstar Bank, N.A.). You can obtain information about IRA fees charged by the IRA custodian by calling the Transfer Agent at 1-888-999-8331.

PURCHASES THROUGH PROCESSING ORGANIZATIONS

Shares of WWW Internet Fund or WWW Global Internet Fund may also be purchased through "Processing Organizations," which are a third-party plan administrator, broker-dealer, bank or other financial institution that purchases shares for its customers and may designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. Such shares may be transferred into the investor's name following procedures established by the Processing Organization and the Transfer Agent. The minimum initial and subsequent investments in WWW Internet Fund or WWW Global Internet Fund for shareholders who invest through a Processing Organization generally will be set by the Processing Organization. Processing Organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Certain Processing Organizations may receive compensation from the Manager pursuant to the Funds' Distribution and Shareholder Servicing Plan. An investor contemplating investing with WWW Internet Fund or WWW Global Internet Fund through a Processing Organization should read materials provided by the Processing Organization in conjunction with this Prospectus.

HOW TO SELL SHARES

GENERAL. Investors may request redemption of Fund shares at any time. Redemption requests may be made as described below. When a request is received in proper form, a Fund will redeem the shares at the next determined net asset value.

Each Fund ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, but a Fund may take up to seven days to process redemptions if making sooner payment would adversely affect a Fund. However, if an investor has purchased Fund shares by check and subsequently submits a redemption request, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. This procedure does not apply to shares purchased by wire payment.

Redemptions may be suspended or payment dates postponed when (1) the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays); (2) trading on the NYSE is restricted; or (3) as permitted by the Securities and Exchange Commission.

Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interest of a Fund.

Each Fund reserves the right to redeem investor accounts at its option upon not less than 60 days' written notice if the account's net asset value is less than the minimum investment requirement for reasons other than market conditions, and remains so during the notice period.

EXCHANGING SHARES. You may exchange shares of the same class between the Funds. When making an exchange, if you are exchanging into shares of a Fund with a higher sales charge, you must pay the difference at the time of the exchange. A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss. Before making an exchange request, read the Prospectus and consult your tax adviser.

CONTINGENT REDEMPTION FEE. Except in circumstances described below, a redemption fee of 1.00% payable to and retained by a Fund is imposed on any redemption of shares within one year of the date of purchase. The 1.00% fee is imposed on the net asset value of the redeemed shares at the time of purchase. This fee is designed to offset the market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

No redemption fee will be imposed on the exchange of shares between Funds. No redemption fee will be imposed on shares acquired through reinvestment of dividends or capital gain distributions or on increases in the net asset value of an investor's shares above the net asset value at the time of purchase.

In determining whether a redemption fee is applicable to a redemption, the calculation will be made in a manner that results the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of shares above the total amount of payments for the purchase of shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

ADDITIONAL INFORMATION. A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $15.00 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the Transfer Agent at 1-888-999-8331.

REDEMPTION AND EXCHANGE PROCEDURES

Shareholders who wish to redeem or exchange shares must do so through the Transfer Agent by written instruction or telephone instruction, as selected on the shareholders' account application. If a shareholder fails to choose a redemption option, written instruction will be required.

BY MAIL Redemption and exchange requests by mail must include your letter of instruction (including the Fund's name, account number, account name(s), address and the dollar amount or number of shares you wish to redeem or exchange) and should be addressed to:

The WWW Funds
P.O. Box 25910
Lexington, KY  40524-5910

Written redemption and exchange instructions must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. All signatures must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program and the Securities Transfer Agents Medallion Program ("STAMP"). Such guarantees must be signed by an authorized signatory thereof with "Signature Guaranteed" appearing with the shareholder's signature. Signature-guarantees may not be provided by notaries public. Redemption and exchange requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from a Fund or the Transfer Agent forms of resolutions and other documentation, which have been prepared in advance to assist compliance with such Fund's procedures. These signature guarantee requirements are also applicable to any account information changes. Any questions with respect to signature guarantees should be directed to the Transfer Agent by calling 1-888-999-8331.

BY TELEPHONE Shareholders that have elected the telephone redemption option on the shareholder application form may make a telephone redemption or exchange request by calling the Transfer Agent at 1-888-999-8331. The Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or such Fund may be liable for any losses due to unauthorized or fraudulent instructions. A Fund and the Transfer Agent will not be liable for following telephone instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, investors may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption and exchange procedures described herein. Use of these other redemption and exchange procedures may result in the redemption or exchange request being processed at a later time than it would have been if telephone redemption or exchange had been used. During the delay, a Fund's net asset value may fluctuate.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund declares and pays any dividends at least annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, each Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments when completing the application at the time of purchase.

If you purchase shares just before a Fund declares a dividend or capital gain distribution, you may receive a taxable distribution (with a corresponding reduction in the net asset value of your shares), whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in a Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Redemptions and exchanges of shares are taxable events. Please consult your tax adviser regarding your federal, state and local tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund's share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information with respect to the fiscal years ended June 30, 2001, 2000, 1999 and 1998 has been audited by Berge & Company LTD, whose report, along with The WWW Funds' financial statements, are included in The WWW Funds' Statement of Additional Information, which is available upon request.





------------------------------------------------------------------------------------------------------------------------------------
                                             --------------------------------------------------------------------------------------

For a share outstanding throughout each period                     WWW INTERNET FUND                                   WWW GLOBAL
                                                                                                                      INTERNET FUND
                                                                                                      From inception From inception
                                              For the year   For the year  For the year    For the year  (8/1/96)        (12/1/00)
                                                 ended          ended          ended         ended        through         through
                                                6/30/01         6/30/00       6/30/99      6/30/98        6/30/97         6/30/01
                                             --------------------------------------------------------------------------------------

Net asset value, beginning of period             $ 36.63       $ 22.64        $ 10.95       $ 10.99       $ 10.00        $ 10.00
Income (loss) from investment operations:
Net investment income (loss)                       (0.49)        (0.52)         (0.37)        (0.21)        (0.16)         (0.07)
Net realized and unrealized
     gain (loss) on investments                   (22.98)        14.91          12.39          1.70          1.36          (4.26)
                                             ------------  ------------  -------------   -----------  ------------    -----------

Total from investment operations                  (23.47)        14.39          12.02          1.49          1.20          (4.33)
                                             ------------  ------------  -------------   -----------  ------------    -----------

Less distributions from capital gains              (2.95)        (0.40)         (0.33)        (1.53)        (0.21)             -
                                             ------------  ------------  -------------   -----------  ------------    -----------
Net asset value, end of period                   $ 10.21       $ 36.63        $ 22.64       $ 10.95       $ 10.99         $ 5.67
                                             ============  ============  =============   ===========  ============    ===========

Total return**                                   (67.19%)       63.56%        112.01%        15.96%        13.08%        (43.30%)
                                             ============  ============  =============   ===========  ============    ===========

Ratios/supplemental data
Net assets, end of period (in thousands)        $ 25,484     $ 102,226       $ 33,318       $ 2,628       $ 1,472          $ 278
Ratio of expenses to average net assets
     before expenses reimbursement                 2.42%         2.51%          3.65%         5.10%         7.23% *       23.61% *
Ratio of expenses to average net assets
     after expenses reimbursement                  2.42%         2.49%          2.50%         2.50%         2.50% *        2.50% *
Ratio of net investment income (loss)
      to average net assets                       (2.25%)       (2.13%)        (3.07%)       (4.47%)       (1.62%)*      (20.93%)*
Ratio of net investment income (loss) to
     average net assets net of reimbursement      (2.25%)       (2.11%)        (1.90%)       (1.89%)       (0.62%)*       (1.88%)*

Portfolio turnover rate                          501.71%       229.28%         48.03%        70.52%       109.52%        260.31%

                                             -----------------------------------------------------------------------  -------------
*   Annualized
** Based on net asset value per share




A significant variation in the WWW Internet Fund's portfolio turnover rates over the two most recently completed fiscal years occurred due to a substantial market correction, cash flow fluctuations and the Manager's decision to offset earlier capital gains with losses. Ordinarily the Manager expects the WWW Internet Fund's portfolio turnover rates to average approximately 125% per year.

THE WWW FUNDS

A Statement of Additional Information ("SAI") dated October 31, 2001 is incorporated by reference into this Prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquiries, call the Transfer Agent at 1-888-999-8331, or send a written request to The WWW Funds, P.O. Box 25910, Lexington, KY 40524-5910, or by electronic request to the email address ADVISOR@THEWWWFUNDS.COM.

Information about each Fund, including its reports and SAI, has been filed with the Securities and Exchange Commission ("SEC"). This information can be reviewed and copied at the SEC Public Reference Room in Washington, DC 20549-0102, or online at the SEC's website HTTP://WWW.SEC.GOV. For more information, please call the SEC at (202) 942-8090. You can request these materials by writing the SEC Public Reference Section, Washington, DC 20549-0102 or by electronic request to the email address PUBLICINFO@SEC.GOV, and paying a duplication fee.






Investment Company Act File No.  811-07585

[WWW LOGO]




STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 31, 2001


WWW INTERNET FUND &
WWW GLOBAL INTERNET FUND




This Statement of Additional Information, which is not a prospectus, expands upon and supplements the information contained in the current Prospectus of The WWW Funds dated October 31, 2001. It should be read in conjunction with the Prospectus, which may be obtained without charge by contacting the Transfer Agent toll free at 1-888-999-8331, or sending written request to The WWW Funds, P.O. Box 25910, Lexington, KY 40524-5910, or by electronic request to the email address ADVISOR@INETFUND.COM, or at The WWW Funds website, WWW.THEWWWFUNDS.COM.





TABLE OF CONTENTS                                                           PAGE

History of the Funds..........................................................2
Investment Strategies and Risks--WWW Internet Fund............................2
Investment Strategies and Risks--WWW Global Internet Fund.....................7
Management of the Funds......................................................15
Ownership of Shares..........................................................17
Investment Adviser...........................................................18
Distribution and Shareholder Servicing Plan..................................18
Service Providers............................................................19
Portfolio Transactions.......................................................20
Valuation....................................................................20
Taxes    ....................................................................21
Calculation of Investment Performance........................................22
Code of Ethics...............................................................23
Advertising the Fund's Performance...........................................23
General Information..........................................................23
Financial Statements........................................................F-1

HISTORY OF THE FUNDS

WWW Internet Fund and WWW Global Internet Fund (each a "Fund", and collectively the "Funds") are separate open-end diversified portfolios of The WWW Funds (the "Trust"), an open-end management investment company. The Trust was organized as a business trust under the laws of the State of Ohio on April 23, 1996. The Trust changed its name from WWW Trust to The WWW Funds, effective October 30, 2001.

CLASSIFICATION

The Trust is a diversified, open-end management investment company.

INVESTMENT STRATEGIES AND RISKS
 WWW INTERNET FUND

WWW Internet Fund has an investment objective of obtaining long-term growth through capital appreciation. The principal investment strategies used by WWW Internet Fund to pursue this objective, together with the principal risks of investing in WWW Internet Fund, are described in the Prospectus under the heading "Risk/Return Summary."

Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

Options

WWW Internet Fund may write (sell) "covered" put and call options and buy put and call options, including securities index options. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A call option is covered if, for example, WWW Internet Fund owns the underlying security covered by the call or, in the case of a call option on an index, holds securities the price changes of which are expected to substantially correlate with the movement of the index. A put option is covered if, for example, WWW Internet Fund segregates cash or liquid securities with a value equal to the exercise price of the put option.

WWW Internet Fund may write call options on securities or securities indexes for the purpose of providing a partial hedge against a decline in the value of its portfolio securities. WWW Internet Fund may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If WWW Internet Fund writes an option which expires unexercised or is closed out by WWW Internet Fund at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the price of the underlying security moves adversely to WWW Internet Fund's position, the option may be exercised and WWW Internet Fund will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received.

WWW Internet Fund may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that WWW Internet Fund wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance or decline. In the event that the expected changes in interest rates or stock prices occur, WWW Internet Fund may be able to offset the resulting adverse effect on WWW Internet Fund by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by WWW Internet Fund upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to WWW Internet Fund.

WWW Internet Fund may also purchase and write options in combination with each other to adjust the risk and return characteristics of certain portfolio security positions. This technique is commonly referred to as a "collar."

Options purchased or written by WWW Internet Fund may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such options and the securities used as "cover" for such options, unless otherwise indicated, would be considered illiquid securities.

In instances in which WWW Internet Fund has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable WWW Internet Fund to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, WWW Internet Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the price of the option exceeds the exercise price.

Options are subject to certain risks, including the risk of imperfect correlation between the option and WWW Internet Fund's other investments and the risk that there may not be a liquid secondary market for the option when WWW Internet Fund seeks to hedge against adverse market movements. This may cause WWW Internet Fund to lose the entire premium on purchased options or reduce its ability to effect closing transactions at favorable prices.

WWW Internet Fund will not write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options exceeds 50% of WWW Internet Fund's total assets. WWW Internet Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 20% of WWW Internet Fund's total assets.

Lending Portfolio Securities

From time to time, WWW Internet Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of WWW Internet Fund's total assets. In connection with such loans, WWW Internet Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. WWW Internet Fund can increase its income through the investment of such collateral. WWW Internet Fund continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. WWW Internet Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with WWW Internet Fund.

Borrowing Money

As a fundamental policy, WWW Internet Fund is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's assets. Within such limitation, when the Manager believes that securities prices are depressed and may increase in value, WWW Internet Fund may borrow money from banks for the purpose of increasing the amount of its portfolio investments above 100% of WWW Internet Fund's net assets and may pledge portfolio securities as collateral for such borrowings. The "leverage" created by such borrowing will increase the volatility of the price of WWW Internet Fund's shares by magnifying losses when WWW Internet Fund's portfolio decreases in value and magnifying gains when the portfolio increases in value.

Preferred Stock

WWW Internet Fund may invest in preferred stocks of companies in the industries described in the Prospectus. The preferred stocks in which WWW Internet Fund may invest will be rated at least investment grade by a nationally recognized statistical rating organization at the time of purchase, but WWW Internet Fund may continue to hold such securities if their rating falls below investment grade after the time of purchase. Securities rated in the lowest investment grade rating may be considered to have speculative characteristics.

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Convertible Securities

WWW Internet Fund may invest in convertible securities of companies in the industries described in the Prospectus. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Money Market Instruments

WWW Internet Fund may invest, in the circumstances described in the Prospectus under "Risk/Return Summary," in the following types of money market instruments.

U.S. Government Securities. WWW Internet Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrower from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Bank Obligations. WWW Internet Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of banks, savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by WWW Internet Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. WWW Internet Fund will not invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Repurchase Agreements. Repurchase agreements involve the acquisition by WWW Internet Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase, and WWW Internet Fund to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by WWW Internet Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by WWW Internet Fund may be delayed or limited.

Commercial Paper and Other Short-Term Corporate Obligations. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by WWW Internet Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P"), F-1 by Fitch Investors Service, Inc. ("Fitch") or Duff-1 by Duff & Phelps, Inc. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Manager to be of comparable quality to those rated obligations which may be purchased by WWW Internet Fund. WWW Internet Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

Warrants

WWW Internet Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in such amount, but not to exceed 2% of the value of WWW Internet Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

Foreign Securities

WWW Internet Fund may invest up to 20% of its assets in securities of foreign issuers directly or through American Depository Receipts ("ADRs"). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies and domestic companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies and domestic companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

Short Sales

Short sales are transactions in which WWW Internet Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, WWW Internet Fund must borrow the security to make delivery to the buyer. WWW Internet Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by WWW Internet Fund.

Until WWW Internet Fund replaces a borrowed security in connection with a short sale, WWW Internet Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and
(ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission.

WWW Internet Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which WWW Internet Fund replaces the borrowed security. WWW Internet Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest WWW Internet Fund may be required to pay in connection with a short sale.

WWW Internet Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 20% of the value of WWW Internet Fund's net assets. WWW Internet Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of its net assets. WWW Internet Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

FUND POLICIES - WWW INTERNET FUND

WWW Internet Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of WWW Internet Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of
(a) 67% of the shares of WWW Internet Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of WWW Internet Fund. WWW Internet Fund may not:

1. Purchase or retain any securities of an issuer if any of the officers or Trustees of WWW Internet Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

2. Invest in commodities, except that WWW Internet Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on future contracts or indexes.

3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but WWW Internet Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

4. Borrow money, except to the extent permitted under the 1940 Act or by exemptive order of the Securities and Exchange Commission. For purposes of this Investment Restriction, the entry into options, forward contracts, future contracts, including those relating to indexes, and options on futures or indexes shall not constitute borrowing.

5. Make loans, except through (i) the purchase of debt obligations; (ii) the entry into repurchase agreements; (iii) loans of portfolio securities limited to 33-1/3% of the Fund's total assets; and (iv) as otherwise permitted by exemptive order of the Securities and Exchange Commission.

6. Act as an underwriter of securities of other issuers, except to the extent WWW Internet Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

7.       Issue any senior  security  (as such term is  defined  in  Section 18
         (f) of the 1940 Act).

8. Purchase securities on margin, but WWW Internet Fund may make margin deposits in connection with transactions in options, forward contracts, and futures contracts, including those relating to indexes, and options on futures contracts or indexes.

9. Invest more than 25% of the value of its total assets in any one industry, except that WWW Internet Fund will invest at least 70% of the value of its total assets in securities of companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web.

10. Invest in the securities of a company for the purpose of exercising management or control, but WWW Internet Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

12. Purchase, sell or write puts, calls or combinations thereof, except as described in WWW Internet Fund's Prospectus or Statement of Additional Information.

13. Engage in short sales of securities, except as described in WWW Internet Fund's Prospectus or Statement of Additional Information.

14. Invest more than 20% of its assets in securities of foreign issuers (whether directly or through American Depository Receipts).

15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

16. Purchase securities of other investment companies, including securities of other Funds of the WWW Trust, except as permitted under the 1940 Act and the Rules there under; as amended from time to time, or by any exemptive relief granted by the Securities and Exchange Commission.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

DEFENSIVE POSITION - WWW INTERNET FUND

Under normal market conditions, WWW Internet Fund expects to have less than 15% of its assets invested in money market instruments. However, when WWW Internet Fund determines that adverse market conditions exist, WWW Internet Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of this Fund to achieve its investment objective.

PORTFOLIO TURNOVER - WWW INTERNET FUND

A significant variation in the WWW Internet Fund's portfolio turnover rates over the two most recently completed fiscal years occurred due to a substantial market correction, cash flow fluctuations and the Manager's decision to offset earlier capital gains with losses. Ordinarily the Manager expects the WWW Internet Fund's portfolio turnover rates to average approximately 125% per year.

INVESTMENT STRATEGIES AND RISKS
WWW GLOBAL INTERNET FUND

WWW Global Internet Fund has an investment objective of obtaining long-term growth through capital appreciation. The principal investment strategies used by WWW Global Internet Fund to pursue this objective, together with the principal risks of investing in WWW Global Internet Fund, are described in the Prospectus under the heading "Risk/Return Summary."

Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

Foreign Securities

WWW Global Internet Fund has an unlimited right to buy securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to buy such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies and domestic companies comparable to the reports and ratings published about companies in the United States. Foreign companies and domestic companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. WWW Global Internet Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies and domestic companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. Furthermore, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protective measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

WWW Global Internet Fund may be required to obtain prior governmental approval for foreign investments in some countries under certain circumstances. Governments may require approval to invest in certain issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation. Individual companies may also limit foreign ownership to prevent, among other things, violation of foreign investment limitations.

Some foreign investments may risk being subject to repatriation controls that could render such securities illiquid. Other countries might undergo nationalization, expropriation, political changes, governmental regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the investments in those countries. For this reason, funds that invest primarily in the securities of a single country will be greatly impacted by any political, economic or regulatory developments affecting the value of the securities. Additional risks include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

Emerging Markets

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict WWW Global Internet Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries. In addition, many countries in which WWW Global Internet Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, WWW Global Internet Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to WWW Global Internet Fund's shareholders.

Foreign companies and domestic companies

Foreign companies and domestic companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the United States. WWW Global Internet Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

Political and Economic Factors

Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as: growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate in their respective economies to a significant degree, through ownership interest or regulation. Action by these governments could include: restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and the payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency

Many of WWW Global Internet Fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates may affect the value of what WWW Global Internet Fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

Euro

On January 1, 1999, the European Monetary Union ("EMU") introduced a new single currency, the euro, which will replace the national currency for participating member countries. Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which WWW Global Internet Fund may hold in its portfolio, and their impact on WWW Global Internet Fund's performance. To the extent WWW Global Internet Fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Options

WWW Global Internet Fund may write (sell) "covered" put and call options and buy put and call options, including securities index options. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A call option is covered if, for example, WWW Global Internet Fund owns the underlying security covered by the call or, in the case of a call option on an index, holds securities the price changes of which are expected to substantially correlate with the movement of the index. A put option is covered if, for example, WWW Global Internet Fund segregates cash or liquid securities with a value equal to the exercise price of the put option.

WWW Global Internet Fund may write call options on securities or securities indexes for the purpose of providing a partial hedge against a decline in the value of its portfolio securities. WWW Global Internet Fund may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If WWW Global Internet Fund writes an option which expires unexercised or is closed out by WWW Global Internet Fund at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the price of the underlying security moves adversely to WWW Global Internet Fund's position, the option may be exercised and WWW Global Internet Fund will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received.

WWW Global Internet Fund may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that WWW Global Internet Fund wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance or decline. In the event that the expected changes in interest rates or stock prices occur, WWW Global Internet Fund may be able to offset the resulting adverse effect on WWW Global Internet Fund by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by WWW Global Internet Fund upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to WWW Global Internet Fund.

WWW Global Internet Fund may also purchase and write options in combination with each other to adjust the risk and return characteristics of certain portfolio security positions. This technique is commonly referred to as a "collar."

Options purchased or written by WWW Global Internet Fund may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such options and the securities used as "cover" for such options, unless otherwise indicated, would be considered illiquid securities.

In instances in which WWW Global Internet Fund has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable WWW Global Internet Fund to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, WWW Global Internet Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the price of the option exceeds the exercise price.

Options are subject to certain risks, including the risk of imperfect correlation between the option and WWW Global Internet Fund's other investments and the risk that there may not be a liquid secondary market for the option when WWW Global Internet Fund seeks to hedge against adverse market movements. This may cause WWW Global Internet Fund to lose the entire premium on purchased options or reduce its ability to effect closing transactions at favorable prices.

WWW Global Internet Fund will not write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options exceeds 50% of WWW Global Internet Fund's total assets. WWW Global Internet Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 20% of WWW Global Internet Fund's total assets.

Lending Portfolio Securities

From time to time, WWW Global Internet Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of WWW Global Internet Fund's total assets. In connection with such loans, WWW Global Internet Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. WWW Global Internet Fund can increase its income through the investment of such collateral. WWW Global Internet Fund continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. WWW Global Internet Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with WWW Global Internet Fund.

Borrowing Money

As a fundamental policy, WWW Global Internet Fund is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's assets. Within such limitation, when the Manager believes that securities prices are depressed and may increase in value, WWW Global Internet Fund may borrow money from banks for the purpose of increasing the amount of its portfolio investments above 100% of WWW Global Internet Fund's net assets and may pledge portfolio securities as collateral for such borrowings. The "leverage" created by such borrowing will increase the volatility of the price of WWW Global Internet Fund's shares by magnifying losses when WWW Global Internet Fund's portfolio decreases in value and magnifying gains when the portfolio increases in value.

Preferred Stock

WWW Global Internet Fund may invest in preferred stocks of companies in the industries described in the Prospectus. The preferred stocks in which WWW Global Internet Fund may invest will be rated at least investment grade by a nationally recognized statistical rating organization at the time of purchase, but WWW Global Internet Fund may continue to hold such securities if their rating falls below investment grade after the time of purchase. Securities rated in the lowest investment grade rating may be considered to have speculative characteristics.

Convertible Securities

WWW Global Internet Fund may invest in convertible securities of companies in the industries described in the Prospectus. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Money Market Instruments

WWW Global Internet Fund may invest, in the circumstances described in the Prospectus under "Risk/Return Summary," in the following types of money market instruments.

U.S. Government Securities. WWW Global Internet Fund may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrower from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Bank Obligations. WWW Global Internet Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of banks, savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by WWW Global Internet Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. WWW Global Internet Fund will not invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Repurchase Agreements. Repurchase agreements involve the acquisition by WWW Global Internet Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase, and WWW Global Internet Fund to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by WWW Global Internet Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by WWW Global Internet Fund may be delayed or limited.

Commercial Paper and Other Short-Term Corporate Obligations. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by WWW Global Internet Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P"), F-1 by Fitch Investors Service, Inc. ("Fitch") or Duff-1 by Duff & Phelps, Inc. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Manager to be of comparable quality to those rated obligations which may be purchased by WWW Global Internet Fund. WWW Global Internet Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

Warrants

WWW Global Internet Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in such amount, but not to exceed 2% of the value of WWW Global Internet Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

Foreign Taxes

Foreign governments may withhold taxes on dividends and interest paid, while imposing taxes on other payments or gains, with respect to foreign securities. If you meet certain holding period requirements an offsetting tax credit or deduction may be available. If you do not meet these requirements, you may still be entitled to a deduction for certain foreign taxes.

WWW Global Internet Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes WWW Global Internet Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in WWW Global Internet Fund.

The interest and dividends payable on certain foreign securities comprising an ADR may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to WWW Global Internet Fund and that may, ultimately, be available for distribution to WWW Global Internet Fund's shareholders.

Short Sales

Short sales are transactions in which WWW Global Internet Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, WWW Global Internet Fund must borrow the security to make delivery to the buyer. WWW Global Internet Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by WWW Global Internet Fund.

Until WWW Global Internet Fund replaces a borrowed security in connection with a short sale, WWW Global Internet Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission.

WWW Global Internet Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which WWW Global Internet Fund replaces the borrowed security. WWW Global Internet Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest WWW Global Internet Fund may be required to pay in connection with a short sale.

WWW Global Internet Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 20% of the value of WWW Global Internet Fund's net assets. WWW Global Internet Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of its net assets. WWW Global Internet Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

FUND POLICIES -- WWW GLOBAL INTERNET FUND

WWW Global Internet Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of WWW Global Internet Fund. As defined in the Investment Company Act of 1940 (the "Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (a) 67% of the shares of WWW Global Internet Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of WWW Global Internet Fund. WWW Global Internet Fund may not:

1. Purchase or retain any securities of an issuer if any of the officers or Trustees of WWW Global Internet Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

2. Invest in commodities, except that WWW Global Internet Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on future contracts or indexes.

3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but WWW Global Internet Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures or indexes shall not constitute borrowing.

5. Make loans, except as permitted under the 1940 Act and the rules there under, as amended from time to time.

6. Act as an underwriter of securities of other issuers, except to the extent WWW Global Internet Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

8. Purchase securities on margin, but WWW Global Internet Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

9. Invest more than 25% of the value of its total assets in any one industry, except that WWW Global Internet Fund will invest at least 70% of the value of its total assets in securities of foreign companies and domestic companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web.

10. Invest in the securities of a company for the purpose of exercising management or control, but WWW Global Internet Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

12. Purchase, sell or write puts, calls or combinations thereof, except as described in WWW Global Internet Fund's Prospectus or Statement of Additional Information.

13. Engage in short sales of securities, except as described in WWW Global Internet Fund's Prospectus or Statement of Additional Information.

14. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

15. Purchase securities of other investment companies, except as permitted under the 1940 Act and the rules there under, as amended from time to time.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

DEFENSIVE POSITION - WWW GLOBAL INTERNET FUND

Under normal market conditions, WWW Global Internet Fund expects to have less than 15% of its assets invested in money market instruments. However, when WWW Global Internet Fund determines that adverse market conditions exist, WWW Global Internet Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of WWW Global Internet Fund to achieve its investment objective.

MANAGEMENT OF THE FUNDS

The Board of Trustees provides broad supervision over the affairs of the Funds. Trustees and officers of the Trust, together with their ages and information as to their principal business occupations during the past five years, are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.
------------------------------------- ------------------------------------------

Lawrence S.  York* (50)               Trustee,  Chairman  of the Board and
131 Prosperous Place, Suite 17        President  of the  Trust; President  of
Lexington, Kentucky  40509            Capital  Fund  Services,  Inc.  (transfer
                                      agent, accounting and administration
                                      service provider to the Funds, affiliated
                                      by common ownership and control) since
                                      2001; President and licensed sales
                                      representative, Interactive Planning Corp.
                                      (NASD broker-dealer, affiliated by common
                                      ownership and control) since 1999;
                                      licensed sales representative, B.D.
                                      Holdings, Inc. (NASD broker-dealer)
                                      (September-December 1998); President of
                                      WWW Advisors, Inc. (the Funds' Manager,
                                      affiliated by common ownership and
                                      control) since 1996; President (until June
                                      1997) and licensed sales representative
                                      (until August 1998) of RH York & Company,
                                      Inc. (NASD broker-dealer); President of
                                      Capital Advisors Group, Inc. (investment
                                      adviser firm, affiliated by common
                                      ownership and control) since 1991.
------------------------------------- ------------------------------------------

James D.  Greene* (44)                Trustee, Vice President and Treasurer of
312 Breezewood Court                  the Trust;  Senior Strategy  Consultant
Suwanee, Georgia  30024               for i2  Technologies  since 2000;  Senior
                                      Product Manager of NCR Corp. (manufacturer
                                      of retail point-of-sale systems) (1997 to
                                      2000); Executive Senior Vice President of
                                      WWW Advisors, Inc. (the Funds' Manager,
                                      affiliated by common ownership and
                                      control) since 1996; formerly Marketing
                                      Strategist for Lexmark International, Inc.
                                      (manufacturer of network personal computer
                                      and office electronics) (1991-1997).
------------------------------------- ------------------------------------------

Charles F. Haywood (74)               Trustee of the Trust; National City Bank
4704 Waterside Court                  Professor of Finance, University of
Lexington, Kentucky 40513             Kentucky (retired 2000); Member, Board of
                                      Directors, The Pittston Company (retired
                                      2000).

------------------------------------- ------------------------------------------
Robert C. Thurmond (50)               Trustee of the Trust; Vice President of
1860 Yale Drive                       Quality Communications, Inc. since 1997;
Louisville, Kentucly   40205          Director, Tele-communications Research
                                      Center, University of Louisville
                                      (1990-1997).

------------------------------------- ------------------------------------------

------------------------------------- ------------------------------------------
Tim DiDiego* (43)                     Trustee of the  Trust; Director of
1704 Fox Head Court                   Corporate  Strategy and Business Inc.
Lexington, Kentucky  40515            Development for Lexmark International,
                                      (manufacturer of network personal computer and office electronics).

------------------------------------- ------------------------------------------
Diane Snapp* (38)                     Secretary of the Trust; Vice President and
131 Prosperous Place, Suite 17        Secretary of Capital Fund Services, Inc.
Lexington, Kentucky  40509            (transfer agent, accounting and
                                      administration service provider to the
                                      Funds, affiliated by common ownership and
                                      control) since 2001; Secretary of WWW
                                      Advisors, Inc. (the Funds' Manager,
                                      affiliated by common ownership and
                                      control) since 2000; Secretary of
                                      Interactive Planning Corp. (NASD
                                      broker-dealer, affiliated by common
                                      ownership and control) since 1999;
                                      Secretary, Capital Advisors Group, Inc.
                                      (investment adviser firm, affiliated by
                                      common ownership and control) since 1996.
------------------------------------- ------------------------------------------

For so long as the Plan described in the section captioned "Distribution and Shareholder Servicing Plan" remains in effect, the Trust's Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Trust.

No meetings of shareholders of the Trust will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust's Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when required in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

COMPENSATION TABLE
---------------------- -------------- --------------- -------------- -------------- --------------- -------------- ---------------
Name of Person /       Aggregate      Aggregate       Pension or     Pension or     Estimated       Estimated      Total
                                                                                                    Annual
                                                      Retirement     Retirement                     Benefits
                                                      Benefits       Benefits       Annual          from WWW
                                      Compensation    from WWW       from WWW       Benefits from   Global
                       Compensation   from WWW        Internet       Global         WWW Internet    Internet
                       from WWW       Global          Fund           Internet       Fund Upon       Fund Upon      Compensation
Position               Internet Fund  Internet Fund   Expenses       Fund Expenses  Retirement      Retirement     from the Trust
---------------------- -------------- --------------- -------------- -------------- --------------- -------------- ---------------
---------------------- -------------- --------------- -------------- -------------- --------------- -------------- ---------------
LAWRENCE S. YORK
Trustee, Chairman            -              -               -              -              -               -              -
of the Board and
President
---------------------- -------------- --------------- -------------- -------------- --------------- -------------- ---------------
---------------------- -------------- --------------- -------------- -------------- --------------- -------------- ---------------
JAMES D. GREENE
Trustee, Vice                -              -               -              -              -               -              -
President and
Treasurer
---------------------- -------------- --------------- -------------- -------------- --------------- -------------- ---------------
---------------------- -------------- --------------- -------------- -------------- --------------- -------------- ---------------
CHARLES F. HAYWOOD
Trustee                   $7970*          $30**             -              -              -               -            $8,000
---------------------- -------------- --------------- -------------- -------------- --------------- -------------- ---------------
---------------------- -------------- --------------- -------------- -------------- --------------- -------------- ---------------
ROBERT C. THURMOND
Trustee                   $7970*          $30**             -              -              -               -            $8,000
---------------------- -------------- --------------- -------------- -------------- --------------- -------------- ---------------
---------------------- -------------- --------------- -------------- -------------- --------------- -------------- ---------------
TIM DIDIEGO
Trustee                   $3970*          $30**             -              -              -               -            $4000
---------------------- -------------- --------------- -------------- -------------- --------------- -------------- ---------------

*  Payments for the fiscal year ended June 30, 2001.
** Payments for the period from inception (December 1, 2000) through June 30, 2001.

The Trust does not compensate its officers. The Trust pays each Trustee who is not an officer or employee of the Manager a fee of $2,000 per quarter and reimbursement for travel and out-of-pocket expenses.

OWNERSHIP OF SHARES

The only persons known by WWW Global Internet Fund to be holder of record or beneficially of 25% or more of the Fund as of October 29, 2001, are as follows:

                                                                   Percentage
         Name and Address                                             Held

Donaldson Lufkin Jenrette Securities Corp.*                           53.88%
P.O. Box 2052
Jersey City, NJ  07303

* Shares held in "street name" for benefit of others.

No persons are known by WWW Internet Fund to be holder of record or beneficially of 25% or more of the Fund as of October 29, 2001.

The only persons known by WWW Global Internet Fund to be holder of record or beneficially of 5% or more of the Fund as of October 29, 2001, are as follows:

                                                                Percentage
         Name and Address                                          Held

Donaldson Lufkin Jenrette Securities Corp.*                       53.88%
P.O. Box 2052
Jersey City, NJ  07303

WWW Advisors, Inc.                                                10.40%
131 Prosperous Place, Suite 17
Lexington, KY  40509

* Shares held in "street name" for benefit of others.

The only persons known by WWW Internet Fund to be holder of record or beneficially of 5% or more of the Fund as of October 29, 2001, are as follows:

                                                                 Percentage
         Name and Address                                           Held

National Investor Services Corp.*                                  13.14%
55 Water Street, 32nd Floor
New York, NY  10041

National Financial Services Corp.*                                 12.37%
200 Liberty Street, 5th Floor
New York, NY  10287

Donaldson Lufkin Jenrette Securities Corp.*                         8.92%
P.O. Box 2052
Jersey City, NJ  07303

* Shares held in "street name" for benefit of others.

As of October 29, 2001, all officers and Trustees as a group beneficially owned 4.97% of the outstanding shares of the WWW Global Internet Fund.

As of October 29, 2001, all officers and Trustees as a group beneficially owned less than 1% of the outstanding shares of the WWW Internet Fund.

INVESTMENT ADVISER

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Manager".

Under the Management Agreement dated July 10, 1996, subject to the control of the Board of Trustees, WWW Advisors, Inc. (the "Manager"), manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of Trustees and officers of the Trust who are employees or consultants of the Manager. Lawrence S. York, Trustee, President and Chairman of the Trust, is also the President and the majority shareholder of the Manager. James D. Greene, Trustee, Vice President and Treasurer of the Trust, is also the Vice President and a shareholder of the Manager. Diane J. Snapp, Secretary of the Trust, is also the Secretary and a shareholder of the Manager.

All expenses incurred in the operation of each Fund will be borne by such Fund, except to the extent specifically assumed by the Manager. The expenses to be borne by each Fund will include: organizational costs, taxes, interest, brokerage fees and commissions, fees of board members who are not officers, directors or employees of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining each Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information, amounts payable under the Trust's Distribution and Shareholder Servicing Plan and any extraordinary expenses.

The Management Agreement is subject to annual approval by (i) the Trust's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, voted to continue the Agreement at a meeting held on August 25, 2001. The Agreement is terminable, without penalty, on 60 days' notice, by the Trust's Board of Trustees or by vote of the holders of a majority of the Trust's shares, or, on not less than 90 days' notice, by the Manager. As to the Trust, the Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

After giving effect to the management fee waiver arrangement described in the Prospectus under "The Manager-Fee Waiver," management fees paid by WWW Internet Fund to the Manager were $519,746 for the fiscal year ended June 30, 2001, $1,167,370 for the fiscal year ended June 30, 2000, $31,223 for the fiscal year ended June 30, 1999, $0 for the fiscal year ended June 30, 1998 and $0 for the fiscal year ended June 30, 1997. During the period from inception (December 1, 2000) through June 30, 2001, management fees paid by WWW Global Internet Fund were $0.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trust's Trustees have adopted such a plan (the "Plan") for each Fund. The Trust's Trustees believe that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

Under the Plan, each Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of .50% of the average daily net assets of such Fund. Such fee will be used in its entirety by the Manager to make payments for administration, shareholder services and distributions assistance, including, but not limited to (i) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations") for providing distribution assistance with respect to assets invested in the Fund, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials to prospective investors. Under the Plan, any fees not expended during the Funds' fiscal year will be rolled over into the following fiscal year. The fees paid to the Manager under the Plan are in addition to the fees payable under the Management Agreement. The plan is a "compensation" plan; that is, the fees paid to the Manager under the Plan are payable without regard to actual expenses incurred. Each Fund understands that third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from the Manager under the Plan.

A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Plan provides that it may not be amended to increase materially the costs which shareholders may bear pursuant to the Plan without approval of such shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. Continuation of the Plan was approved by the Trustees on August 25, 2001. The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the Fund's shares. A Plan agreement is terminable, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of each Fund's shares. A Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). During the year ended June 30, 2001, $391,194 (Advertising - $93,233; Non-shareholder Prospectus Fulfillment - $35,317; Broker-dealer Compensation - $92,371; Sales Personnel and Related Expenses - $170,273) was expended by the Manager although WWW Internet Fund only paid the Manager $279,363 (.5% of average net assets) pursuant to the Plan. Sales personnel and services were provided by Capital Advisors Group, Inc. Lawrence S. York, Trustee, President and Chairman of the Trust, is the President and sole owner of Capital Advisors Group, Inc. Diane J. Snapp, Secretary of the Trust, is Secretary and an employee of Capital Advisors Group, Inc. During the period from inception (December 1, 2000) through June 30, 2001, $34,493 (Fund Expense Reimbursement) was expended by the Manager although WWW Global Internet Fund only paid the Manager $904 (.5% of average net assets) pursuant to the Plan.

SERVICE PROVIDERS

TRANSFER AGENT:
Capital Fund Services, Inc.
131 Prosperous Place, Suite 17
Lexington, KY  40509

Effective, July 1, 2001, the Trust is a party to a Fund Accounting Service Agreement and a Transfer Agency Agreement with Capital Fund Services, Inc. ("CFS"). Under these agreements, CFS has agreed to provide the following services for each Fund: (a) timely calculate and transmit each Fund's daily net asset value, (b) maintain and keep current certain books and records (including shareholder accounts) of each Fund, and (c) provide each Fund and the Manager with daily portfolio valuation, net asset value calculation and other standard operational reports as requested from time to time. Lawrence S. York, Trustee, President and Chairman of the Trust, is the President and majority shareholder of Capital Fund Services, Inc. Diane J. Snapp, Secretary of the Trust, is the Vice President, Secretary and a shareholder of Capital Fund Services, Inc. Prior to July 1, 2001, American Data Services, Inc. provided Transfer Agent and Fund Accounting services to the Trust.

CUSTODIAN:
Firstar Bank, N.A.
425 Walnut Street
Cincinnati, OH  45202

Firstar Bank, N.A. provides the Funds with full custodial services including affirmation and settlement of trades as well as the holding of the portfolios securities.

INDEPENDENT PUBLIC ACCOUNTANT:
Berge & Company LTD
20 West Ninth Street
Cincinnati, OH  45202

Berge & Company LTD conducts the Funds annual independent certified public accountant audit.


PORTFOLIO TRANSACTIONS

The Management Agreement recognizes that in the purchase and sale of portfolio securities the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager for their use, as well as to the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager to be beneficial to each Fund. In addition, the Manager is authorized to place orders with brokers who provide supplemental investment and market research and statistical and economic analysis although the use of such brokers may result in a higher brokerage charge to each Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to the Manager in connection with its services to clients other than the Funds.

In over-the-counter markets, each Fund deals with primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

Consistent with these considerations, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Funds.

During the fiscal years ended June 30, 2001, 2000, 1999, 1998 and 1997, WWW Internet Fund paid brokerage commissions in the aggregate amounts of $240,833, $245,738, $5,704, $2,103 and $4,354, respectively. Of these amounts, (1) $0, $0,
$22, $1,833 and $4,287, respectively, was paid to R.H. York & Company, Inc. (2) $0, $9,035, $4,511, $0 and $0, respectively, was paid to Interactive Planning Corp and (3) $0, $0, $1,231, $0 and $0, respectively, was paid to B.D. Holdings, Inc. Lawrence S. York, Trustee, President and Chairman of The Trust, has been President and licensed sales representative of Interactive Planning Corp. since January 1, 1999; was President (until June 1997) and licensed sales representative (until August 1998) of R.H. York & Company, Inc.; and was a licensed sales representative at B D. Holdings, Inc. from September through December, 1998. During the fiscal years ended June 30, 2001, 2000, 1999, 1998 and 1997 the percentage of WWW Internet Fund's aggregate brokerage commissions paid to R.H. York & Company, Inc., Interactive Planning Corp. and B.D. Holdings, Inc. was 0%, 3.68%, .38%, 78% and 21%, respectively, and the percentage of WWW Internet Fund's aggregate dollar amount of transactions involving payment of commissions effected through R.H. York & Company, Inc., Interactive Planning Corp. and B.D. Holdings, Inc. was 0%, 0%, .64%, 77% and 22%, respectively. During the period from inception (December 1, 2000) through June 30, 2001 the WWW Global Internet Fund paid brokerage commissions in the aggregate amount of $3,759. During the period from inception (December 1, 2000) through June 30, 2001 the percentage of WWW Global Internet Fund's aggregate brokerage commissions paid to R.H. York & Company, Inc., Interactive Planning Corp. and B.D. Holdings, Inc. was 0%, and the percentage of WWW Global Internet Fund's aggregate dollar amount of transactions involving payment of commissions effected through R.H. York & Company, Inc., Interactive Planning Corp. and B.D. Holdings, Inc. was 0%.

VALUATION

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

Portfolio securities, including covered call options written by each Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Fund's shares.

Restricted securities, as well as securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

TAXES

NET INVESTMENT INCOME. Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of such Fund, constitutes the net investment income of such Fund from which dividends may be paid to you. Any distributions by such Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

CAPITAL GAINS. Each Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as a long-term capital gain, regardless of how long you have held your shares in such Fund. Net capital gains realized by each Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on such Fund.

EFFECT OF FOREIGN INVESTMENTS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by such Fund on the sale of debt securities are generally treated as ordinary losses by such Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the ordinary income of such Fund otherwise available for distribution to you. This treatment could increase or decrease the ordinary income distributions from such Fund to you and may cause some or all of the previously distributed income of such Fund to be classified as a return of capital.

Each Fund will be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of such Fund at the end of a fiscal year are invested in securities of foreign corporations, such Fund then may elect to pass through to you your pro-rata share of foreign taxes paid by such Fund. If this election is made, the year-end statement you receive from such Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. Each Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTION. Each Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, such Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Internal Revenue Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the 12-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning after the year 2000, certain shareholders may be subject to a reduced rate of tax on gains from each Fund's sale of securities held for more than five years. Other shareholders will not benefit from a reduced rate until after the year 2005.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributed to you by each Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through re-investment of dividends or otherwise) within thirty days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

CALCULATION OF INVESTMENT PERFORMANCE

From time to time each Fund advertises its "total return" and "average annual total return". These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows what an investment in shares of a Fund would have earned over a specified period of time (for example, one and five year periods or since inception) assuming that all distributions and dividends paid by a Fund were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period; i.e., the average annual compound rate of return. Total return and average annual total return may be presented without the effect of the redemption fee.

The Funds' "average annual total return" figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)n=ERV

Where:   P = a hypothetical initial payment of $1,000.
T = average annual total return.
n = number of years.
ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1, 5, or 10-year period at the end of a 1, 5, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance calculation should not be considered representative of each Fund's performance for any specified period in the future. In addition, because the performance fluctuates, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

The table below provides investment results for WWW Internet Fund for one year and since inception, and for the WWW Global Internet Fund for the period of inception (December 1, 2000) through June 30, 2001. The results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. The tables do not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.

AVERAGE ANNUAL RETURN FOR                          RETURN FOR
   WWW INTERNET FUND                         WWW GLOBAL INTERNET FUND
  AS OF JUNE 30, 2001              INCEPTION (DECEMBER 1, 2000) TO JUNE 30, 2001

         1 Year     -67.19%
Since Inception       8.29%               Since Inception     -43.30%

These results should not be considered a representation of the total return from an investment made in the Funds today. This information is provided to help investors better understand the Funds and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.

CODE OF ETHICS

The Trust and the Manager, and the affiliated companies (Capital Fund Services, Inc., Interactive Planning Corp., and Capital Advisors Group, Inc.) have adopted a Code of Ethics (the "Code") that governs the conduct of employees of the Fund, the Manager and the affiliates who may have access to information about the Fund's securities transactions. The Code recognizes that such persons owe a fiduciary duty to the Funds' shareholders and must place the interests of shareholders ahead of their own interests. Under the Code, Board members and officers of the Trust, officers and employees of the Manager, and officers and employees of the affiliates are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds. Violations of the Code are subject to review by the Trustees and could result in severe penalties.

ADVERTISING THE FUNDS' PERFORMANCE

From time to time each Fund advertises its "total return" and "average annual total return". These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows what an investment in shares of a Fund would have earned over a specified period of time (for example, one and five year periods or since inception) assuming that all distributions and dividends paid by a Fund were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period; i.e., the average annual compound rate of return. Total return and average annual total return may be presented without the effect of the redemption fee.

From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Morningstar, Inc., Lipper Analytical Service, Inc., The Wall Street Journal and other independent reporting services which monitor the performance of mutual funds. In calculating the total return of a Fund's shares, these analyses generally assume investment of all dividends and distributions paid. A Fund may also refer in advertisements or in other promotional material to articles, comments listings and columns in the financial press pertaining to such Fund's performance. In addition, the Manager may make comments from time to time regarding the economic conditions of markets which may influence the Fund's performance.

For the year ended June 30, 2001, WWW Internet Fund had a total return of -67.19%. For the life of WWW Internet Fund (August 1, 1996 through June 30,
2001), WWW Internet Fund has had an average annual total return of 8.29%. For the period from inception (December 1, 2000) through June 30, 2001, WWW Global Internet Fund had a total return of -43.30%.

GENERAL INFORMATION

Each Fund is an open-end diversified portfolio of the Trust.

The Trust's Board has authority to create additional portfolios of shares without shareholder approval. All consideration received by the Trust for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Trust) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters, Trust shareholders vote together as a group; as to others, they vote separately by portfolio. Shares of WWW Internet Fund and WWW Global Internet Fund are being offered through the Prospectus.

The Funds' Declaration of Trust authorizes the Board of Trustees, to among other things:

1.       Invest and reinvest cash and to hold cash un-invested;

2. Vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

3. Hold any security or property in a form not indicating any trust whether in bearer, unregistered or other negotiable form or in the name of the Trust or a custodian, sub-custodian or other depository or a nominee or nominees or otherwise;

4. Join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper; and

5. Subject to certain provisions of the Funds' Declaration of Trust to allocate assets, liabilities, income and expenses of the Trust to a particular series of shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by a particular series of shares shall be payable solely out of the assets of that series; and to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any classes of shares, to allocate assets, liabilities, income and expenses of a series to a particular class of shares of that series or to apportion the same among two or more classes of shares of that series.




FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

THE WWW FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001

--------------------------------------------------------------------------------


                                                   WWW INTERNET      WWW GLOBAL
                                                      FUND         INTERNET FUND
                                                   ------------   --------------
ASSETS
Investments in securities, at value
 (cost $31,853,625 and $327,363, respectively)     $ 25,084,082    $    269,806
Receivable from securities sold                       6,222,672          21,299
Receivable from fund shares sold                          2,000              30
Receivable from dividends and interest                      999              63
Receivable from Affiliated Funds                           --             7,368
Receivable from Adviser                                    --            33,588
Receivable from Transfer Agent                           14,842            --
Prepaid expenses                                            220               2
                                                   ------------    ------------

Total Assets                                         31,324,815         332,156

LIABILITIES
Payable for securities purchased                      5,643,950          53,356
Payable for fund shares redeemed                          2,333            --
Payable for other accrued expenses                       43,139             960
Payable for investment advisory and service fees         21,402            --
Payable to Affiliated Funds                               7,398            --
Payable to custodian bank                               122,615            --
                                                   ------------    ------------
Total Liabilities                                     5,840,837          54,316
                                                   ------------    ------------

NET ASSETS                                         $ 25,483,978    $    277,840
                                                   ============    ============

NET ASSETS CONSIST OF
Capital shares                                       69,286,404         463,861
Accumulated net realized gains (losses)
   from investment transactions                     (37,032,883)       (128,464)
Net unrealized appreciation (depreciation)
   on investments                                    (6,769,543)        (57,557)
                                                   ------------    ------------

NET ASSETS                                         $ 25,483,978    $    277,840
                                                   ============    ============

Net asset value, offering price and
   redemption price per share                      $      10.21    $       5.67
                                                   ============    ============

Fund shares outstanding                               2,495,109          48,964
                                                   ============    ============

See notes to financial statements.




THE WWW FUNDS
STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------


                                              WWW           WWW GLOBAL INTERNET
                                         INTERNET FUND      FUND FROM INCEPTION
                                       FOR THE YEAR ENDED   (DECEMBER 1, 2000)
                                         JUNE 30, 2001     THROUGH JUNE 30, 2001
                                       ------------------  ---------------------
INVESTMENT INCOME
Dividends                                $     63,855         $        770
Interest                                       30,652                  315
                                         ------------         ------------

Total investment income                        94,507                1,085

EXPENSES
Investment advisory fees                      519,746                1,794
Distribution fees                             279,363                  904
Administration fees                           208,982                  417
Custody fees                                   29,322                2,912
Interest                                       85,550                 --
Fulfillment expenses                           70,753                   14
Registration fees                              51,346               24,793
Legal fees                                     24,870                9,790
Other expenses                                 81,184                  165
                                         ------------         ------------

     Total expenses                         1,351,116                40,789

     Less advisory fees waiver                   --                 (1,794)
      Less expense reimbursement                 --                (34,493)
                                         ------------         ------------

 Net Expenses                                1,351,116                4,502
                                         ------------         ------------


NET INVESTMENT INCOME (LOSS)               (1,256,609)              (3,417)

REALIZED AND UNREALIZED GAINS (LOSSES)
     ON INVESTMENTS
Net realized gain (loss) from investment
   transactions                           (36,227,893)            (128,464)
Net realized gain (loss) from option
   transactions                              (212,820)                --
Net change in unrealized appreciation
   (depreciation) on investments          (24,100,310)             (57,557)
                                         ------------         ------------

NET GAIN (LOSS) ON INVESTMENTS            (60,541,023)            (186,021)
                                         ------------         ------------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                       $(61,797,632)        $   (189,438)
                                         ============         ============


See notes to financial statements.



THE WWW FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------

                                     --------------------------------------- ------------------
                                                                             WW GLOBAL INTERNET
                                                WWW INTERNET FUND                  FUND

                                     --------------------------------------- ------------------
                                      FOR THE YEAR ENDED  For the year ended    FROM INCEPTION
                                                                              (DECEMBER 1, 2000)
                                                                                   THROUGH
                                        JUNE 30, 2001       June 30, 2000       JUNE 30, 2001
                                     -------------------  ------------------  -----------------
FROM OPERATIONS
Net investment income (loss)            $  (1,256,609)   $  (1,664,377)   $      (3,417)
Net realized gain (loss) from
  investment transactions                 (36,440,713)       9,115,285         (128,464)
Net change in unrealized appreciation
  (depreciation) on investments           (24,100,310)      11,330,526          (57,557)
                                        -------------    -------------    -------------

Net increase (decrease) in net
  assets resulting from operations        (61,797,632)      18,781,434         (189,438)

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains                    (7,326,244)        (745,301)            --

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) from capital
  share transactions                       (7,617,760)      50,871,194          463,861
                                        -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS     (76,741,636)      68,907,327          274,423

NET ASSETS

Beginning of period                       102,225,614       33,318,287             --
                                        -------------    -------------    -------------

 End of period                          $  25,483,978    $ 102,225,614    $     274,423
                                        =============    =============    =============


See notes to financial statements.



THE WWW FUNDS
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------------

                                        -------------------------------------------------------------------------------------------
For a share outstanding                                                                                               WWW GLOBAL
throughout each period                                               WWW INTERNET FUND                               INTERNET FUND

                                        -------------------------------------------------------------------------------------------
                                                                                                           From           FROM
                                                                                                         inception       INCEPTION
                                                                                                        (August 1,    (DECEMBER 1,
                                            FOR THE YEAR   For the year      For the year   For the year  1996)           2000)
                                                ENDED           ended            ended         ended      through       THROUGH
                                               JUNE 30,         June 30,        June 30,      June 30,    June 30,      JUNE 30,
                                                 2001             2000            1999          1998       1997           2001
                                        ---------------- ---------------------------------------------------------  ---------------

Net asset value, beginning of period        $       36.63  $        22.64  $       10.95  $      10.99  $      10.00   $    10.00
Income (loss) from investment operations:

Net investment income (loss)                        (0.49)          (0.52)         (0.37)        (0.21)        (0.16)       (0.07)
Net realized and unrealized
     gain (loss) on investments                    (22.98)          14.91          12.39          1.70          1.36        (4.26)
                                            -------------   -------------   ------------  ------------  ------------   ----------

Total from investment operations                   (23.47)          14.39          12.02          1.49          1.20        (4.33)
                                            -------------   -------------   ------------  ------------  ------------   ----------

Less distributions from capital gains               (2.95)          (0.40)         (0.33)        (1.53)        (0.21)     --
                                            -------------   -------------   ------------  ------------  ------------   ----------
Net asset value, end of period              $       10.21  $        36.63  $       22.64  $      10.95  $      10.99   $     5.67
                                            =============  ==============  ============== ============  ============   ==========

Total return**                                     (67.19%)         63.56%        112.01%        15.96%        13.08%      (43.30%)
                                            =============  ==============  ============== ============  ============   ==========

Ratios/supplemental data
Net assets, end of period (in thousands)    $   25,484     $   102,226     $   33,318     $   2,628    $    1,472     $    278
Ratio of expenses to average net
assets
     before expenses reimbursement                   2.42%           2.51%          3.65%         5.10%         7.23%*      23.61%*
Ratio of expenses to average net assets
     after expenses reimbursement                    2.42%           2.49%          2.50%         2.50%         2.50%*       2.50%*
Ratio of net investment income (loss)
      to average net assets                         (2.25%)         (2.13%)        (3.07%)       (4.47%)       (1.62%)*    (20.93%)*
Ratio of net investment income (loss)
to average net assets net of
reimbursement                                       (2.25%)         (2.11%)        (1.90%)       (1.89%)       (0.62%)*     (1.88%)*

Portfolio turnover rate                            501.71%         229.28%         48.03%        70.52%       109.52%      260.31%

                                        --------------------------------------------------------------------------------------------
*   Annualized
** Based on net asset value per share


See notes to financial statements.


The WWW Funds
WWW INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
June 30, 2001
--------------------------------------------------------------------------------------------------

                                                             SHARES / FACE          VALUE
                                                             -------------          -----
                                                                  VALUE
                                                                  -----
COMMON STOCKS:                                      96.96%

APPLICATION SOFTWARE:                               16.25%
Adobe Systems Inc                                                   10,000    $      470,000
BEA Systems Inc**                                                   15,000           460,650
Borland Software Corporation**                                      20,000           312,000
Embarcadero Technologies Inc**                                      10,000           223,100
Microsoft Corp**                                                    25,000         1,825,000
Tibco Software Inc**                                                50,000           638,500
Webmethods Inc**                                                    10,000           211,800
                                                                             ---------------
                                                                                   4,141,050

BROADCAST & INFORMATION RESOURCES:                   4.00%
ACTV Inc**                                                          50,000           166,500
Gemstar-TV Guide Intl Inc**                                         20,000           852,000
                                                                             ---------------
                                                                                   1,018,500

ECOMMERCE / EBUSINESS SOFTWARE:                     10.10%
Art Technology Group Inc**                                          10,000            58,000
Blue Martini Software Inc**                                         25,000            75,000
Commerce One Inc**                                                  15,000            87,600
High Balance Corp**(1)                                           1,200,000           600,000
Interwoven Inc**                                                    45,000           760,500
Owens Direct LLC** (1)                                                 750            -
Parametric Technology Corp**                                        20,000           279,800
Retek Inc**                                                         10,000           479,400
Siebel Systems Inc**                                                 5,000           234,500
                                                                             ---------------
                                                                                   2,574,800

FIBER OPTIC COMPONENTS & SUB SYSTEMS:                4.00%
Corning Inc**                                                        5,000            83,550
Finisar Corporation**                                               50,000           934,000
                                                                             ---------------
                                                                                   1,017,550

INTERNET CONTENT, HOSTING, ASP PROVIDERS:            6.84%
AOL Time Warner**                                                   13,000           689,000
Hongkong.Com Corp**                                                250,000            13,302
iHigh.com Inc** (1)                                                  3,280         1,000,400
Niku Corp**                                                         40,000            40,000
                                                                             ----------------
                                                                                   1,742,702

INTERNET SECURITY:                                   3.53%
Verisign  Inc**                                                     15,000           900,150

See notes to financial statements.



                                      F-5


WWW INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
June 30, 2001
--------------------------------------------------------------------------------------------------
                                                                SHARES / FACE          VALUE
                                                                -------------          -----
                                                                    VALUE
                                                                    -----
NETWORKING:                                            5.65%
Dell Computer Corp**                                                 20,000   $         523,000
Extreme Networks Inc**                                               10,000             295,000
Juniper Networks Inc**                                               20,000             622,000
                                                                             ------------------
                                                                                      1,440,000

RETAIL:                                                0.83%
Amazon.Com Inc**                                                     15,000             212,250

SEMICONDUCTORS:                                       17.20%
Applied Materials Inc**                                              15,000             736,500
Axcelis Technologies Inc**                                           10,000             148,000
Broadcom Corp CL-A**                                                 25,000           1,069,000
Gemplus International SA ADR**                                       50,000             290,000
Intel Corp                                                           20,000             585,000
Intersil Corp CL-A**                                                 10,000             364,000
Linear Technology Corp                                                1,000              44,220
Maxim Integrated Products**                                           1,000              44,210
Numerical Technologies Inc**                                         10,000             210,000
Semtech Corp**                                                       10,000             300,000
Virata Corp**                                                        50,000             592,500
                                                                             ------------------
                                                                                      4,383,430

STORAGE:                                              17.41%
Brocade Communication Systems**                                      15,000             659,850
EMC Corp/Mass                                                        20,000             581,000
Emulex Corp**                                                        10,000             404,000
Network Appliance Inc**                                              40,000             548,000
Qlogic Corp**                                                         1,000              64,450
Storagenetworks Inc**                                                50,000             849,500
Veritas Software Corp**                                              20,000           1,330,600
                                                                             ------------------
                                                                                      4,437,400

TELECOMMUNICATIONS:                                    8.54%
Comverse Technology Inc**                                            15,000             864,300
Qualcomm Inc**                                                       15,000             877,200
Qwest Communications Intl**                                          10,000             318,700
Sonus Networks Inc**                                                  5,000             116,800
                                                                             ------------------
                                                                                      2,177,000

WIRELESS SERVICES:                                     2.61%
AT&T Wireless Services**                                             30,000             490,500
Data Critical Corp**                                                 25,000              49,000
Infospace Inc**                                                      25,000              96,000
Signalsoft Corp**                                                     2,500              28,750
USA Talks.com Inc** (1)                                             320,000                  -
                                                                             ------------------
                                                                                        664,250
                                                                             ------------------


See notes to financial statements.



                                      F-6


WWW INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
June 30, 2001
--------------------------------------------------------------------------------------------------
                                                             SHARES / FACE          VALUE
                                                             -------------          -----
                                                                  VALUE
                                                                  -----

TOTAL COMMON STOCKS (COST: $31,228,625)                                       $    24,709,082

PREFERRED STOCKS:                                    1.08%
Ntown Communications Inc** (1)
(Cost $525,000)                                                   275,000             275,000

NOTE RECEIVABLE:                                     0.39%
Loan to Ntown Communications Inc, Interest
at 12%, Due 8/01/01 (Cost $100,000)                         $     100,000             100,000
                                                                             ----------------

TOTAL INVESTMENTS IN SECURITIES                     98.43%
(COST: $31,853,625)                                                                25,084,082

OTHER ASSETS IN EXCESS OF LIABILITIES                1.57%                            399,896
                                                                             ----------------

NET ASSETS                                         100.00%                    $    25,483,978
                                                                             ================

**Non-dividend paying securities
(1) Restricted / illiquid securities
ADR - American Depositary Receipts





See notes to financial statements.



The WWW Funds
WWW GLOBAL INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
June 30, 2001
--------------------------------------------------------------------------------------------------
                                                           SHARES / FACE       VALUE
                                                           -------------       -----
                                                               VALUE
                                                               -----
COMMON STOCKS:                                        85.21%

APPLICATION SOFTWARE:                                 13.62%
BEA Systems Inc**                                                300           9,213
Citrix Systems Inc**                                             200           6,980
SAP AG-Sponsored ADR                                             400          14,036
Therma-wave Inc**                                                400           7,628
                                                                            --------
                                                                              37,857

BROADCAST & INFORMATION RESOURCES:                     4.60%
Gemstar-TV Guide Intl Inc**                                      300          12,780

ECOMMERCE / EBUSINESS SOFTWARE:                        4.32%
ING Groep NV-Sponsored ADR                                       100           6,587
Nuance Communications Inc**                                      300           5,406
                                                                            --------
                                                                              11,993

FIBER OPTIC COMPONENTS & SUB SYSTEMS:                  7.44%
Avanex Corp**                                                    100             970
Bookham Technology- Sponsored ADR**                            1,000           2,900
JDS Uniphase Corp**                                              200           2,550
Leap Wireless Intl Inc**                                         200           6,060
Nortel Networks Corp**                                           900           8,181
                                                                            --------
                                                                              20,661

FINANCIAL SERVICES / BANKING & BROKERAGES:             2.11%
London Pacific Group-Sponsored ADR                             1,000           5,880

INTERNET SECURITY:                                     3.24%
Verisign Inc**                                                   150           9,002

NETWORKING:                                           11.77%
Cabletron Systems Inc**                                          800          18,280
Intergraph Corp**                                                400           6,160
Juniper Networks Inc**                                           100           3,110
Lantronix Inc**                                                  500           5,150
                                                                            --------
                                                                              32,700

RETAIL:                                                0.78%
Valuevision Intl-CL A**                                          100           2,175

SEMICONDUCTORS:                                       18.91%
ASM International NV**                                           200           3,970
ASML Holding NV-NY REG SHS**                                     500          11,125
Axcelis Technologies Inc**                                       900          13,320




See notes to financial statements.



                                      F-8


WWW GLOBAL INTERNET FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
June 30, 2001
--------------------------------------------------------------------------------------------------
                                                             SHARES / FACE           VALUE
                                                             -------------           -----
                                                                  VALUE
                                                                  -----
SEMICONDUCTORS (CONTINUED):
Broadcom Corp CL-A**                                                200      $         8,552
Gemplus International SA ADR**                                      600                3,480
Taiwan Semiconductor-Sponsored ADR**                                500                7,595
Triquent Semiconductor Inc**                                        200                4,500
                                                                            -----------------
                                                                                      52,542

STORAGE:                                             5.56%
Brocade Communication Systems**                                     200                8,798
Veritas Software Corp**                                             100                6,653
                                                                            -----------------
                                                                                      15,451

TELECOMMUNICATIONS:                                  8.78%
Clarent Corp**                                                      500                4,595
Comverse Technology Inc**                                           100                5,762
Sonus Networks Inc**                                                300                7,008
Telefonos de Mexico-Sponsored ADR                                   200                7,018
                                                                            -----------------
                                                                                      24,383

WIRELESS SERVICES:                                   4.08%
Nokia Corp-Sponsored ADR                                             300               6,612
Speechworks International**                                          300               4,710
                                                                            -----------------
                                                                                      11,322
                                                                            -----------------
TOTAL COMMON STOCKS (COST: $294,303)                                                 236,746

MONEY MARKET MUTUAL FUNDS:                          11.90%
Firstar Bank Treasury Fund (Cost $33,060)                           33,060            33,060
                                                                            ----------------

TOTAL INVESTMENTS IN SECURITIES                     97.11%                           269,806
(COST: $327,363)

OTHER ASSETS IN EXCESS OF LIABILITIES                2.89%                             8,034
                                                                            -----------------

NET ASSETS                                         100.00%                   $       277,840
                                                                            ================


**Non-dividend paying securities
ADR - American Depositary Receipts

See notes to financial statements.

THE WWW FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION The WWW Funds (formerly, WWW Trust) (the "Trust") (comprising the WWW Internet Fund and the WWW Global Internet Fund) (the "Funds") was organized as an Ohio business trust, on April 23, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open end management investment company. The Trust is authorized to issue an indefinite number of shares of beneficial interest, par value $0.001 per share. The Trust was formed to achieve the investment objective of long term growth through capital appreciation. The WWW Internet Fund commenced operations on August 1, 1996 and invests primarily in common stocks of domestic companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web. The WWW Global Internet Fund commenced operations on December 1, 2000 and invests primarily in common stocks of foreign companies and domestic companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

SECURITIES VALUATIONS- Portfolio securities, including covered call options if written by the Funds, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees.

SHARE VALUATION - The net asset value of each Funds' shares is calculated daily by dividing the total value of the Fund's assets attributable to that fund, less liabilities attributable to that Fund, by the number of shares of that Fund outstanding. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the Funds' net asset value.

FEDERAL INCOME TAXES- The Funds intend to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any realized capital gains.

DISTRIBUTIONS TO SHAREHOLDERS - The Funds intend to distribute substantially all of their net investment income as dividends to its shareholders on an annual basis. The Funds intend to distribute their net long term capital gains and their net short term capital gains at least once a year.

INVESTMENTS- The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

THE WWW FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED) RECLASSIFICATION OF CAPITAL ACCOUNTS - For the year ended June 30, 2001, the WWW Internet Fund and the WWW Global Internet Fund reclassified net investment losses of $1,256,609 and $3,417, respectively, against capital shares on the Statements of Assets and Liabilities. This reclassification was the result of permanent differences between financial statement and income tax reporting requirements and has no effect on the Funds' net asset value per share.

2.   INVESTMENT ADVISORY AGREEMENT
The Board of Trustees provides broad supervision over the affairs of the Funds. Pursuant to a Management Agreement between the Funds and WWW Advisors, Inc. (the "Manager") and subject to the authority of the Board of Trustees, the Manager manages the investments of the Funds and is responsible for the overall management of the business affairs of the Funds.

Under the terms of the Management Agreement, the WWW Internet Fund has agreed to pay the Manager a base monthly management fee at the annual rate of 1.00% of the Fund's average daily net assets (the "Base Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of the Fund, after expenses, exceeded or was exceeded by the percentage change of the S&P 500 Index. Under terms of the Management Agreement, the monthly performance adjustment may increase or decrease the total management fee payable to the Manager (the "Total Management Fee") by up to 0.50% per year of the value of the Fund's average daily net assets.

The WWW Global Internet Fund has agreed to pay the Manager a base monthly fee at the annual rate of 1.00% of the Fund's average daily net assets (the "Base Fee) which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of the Fund, after expenses, exceeded or was exceeded by the percentage change of the EAFE Index. Under terms of the Management Agreement, the monthly performance adjustment may increase or decrease the total management fee payable to the Manager (the "Total Management Fee") by up to 0.50% per year of the value of the Fund's average daily net assets. No monthly performance adjustment will be made during the first twelve months of operation of the WWW Global Internet Fund.

All expenses incurred in the operation of the Funds will be borne by the Funds, except to the extent specifically assumed by the Manager. The expenses to be borne by the Funds will include: organizational costs, taxes, interest, brokerage fees and commissions, fees of board members who are not officers, directors or employees of the of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and Fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, insurance premiums, industry association fees, outside auditing and legal expenses, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information, amounts payable under the Funds' Distribution and Shareholder Servicing Plan (the "Plan") and any extraordinary expenses.

The Manager has undertaken, until such time as it gives investors 60 days' notice to the contrary, to waive each Fund's Management Fee in the amount, if any, by which the total expenses of the Fund for any fiscal year exceed 2.50% of the average annual net assets of the Fund, except that the amount of such fee waiver shall not normally exceed the amount of fees received by the Manager under the Management Agreement for such fiscal year. The fee waiver, if any, will be on a monthly basis, subject to year-end adjustment. Interest expenses, taxes, brokerage fees and commissions, and extraordinary expenses are not included as expenses for these purposes. For the year ended June 30, 2001, the

THE WWW FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001
-------------------------------------------------------------------------

2.   INVESTMENT ADVISORY AGREEMENT (CONTINUED)
WWW Internet Fund's expenses were less than 2.50% of the average net assets and no fee waiver was made. During the period from inception (December 1, 2000) through June 30, 2001, the Manager waived $1,794 in Management Fees for the WWW Global Internet Fund. In addition, the Manager reimbursed the WWW Global Internet Fund $34,493 for all other expenses in excess of 2.50%.

3.  DISTRIBUTION AGREEMENT
Under a plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), each Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of 0.50% of the average daily net assets of the Fund. Such fee will be used in it's entirety by the Manager to make payments for administration, shareholder services and distribution assistance, including, but not limiting to (1) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations"), for providing distribution assistance with respect to assets invested in the Fund, (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials to prospective investors. The fees paid to the Manager under the Plan are in addition to the fees payable under the Management Agreement and are payable without regard to actual expenses incurred. The Funds understand that third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amount which may be received by them from the Manager under the Plan.

For the year ended June 30, 2001, the WWW Internet Fund paid or accrued $279,363 for such expenses. During the period from inception (December 1, 2000) through June 30, 2001, the WWW Global Internet Fund paid or accrued $904 for such expenses.

4.  INTEREST EXPENSE
For the year ended June 30, 2001, the WWW Internet Fund paid interest expense of $85,550, on an average borrowed amount of $2,110,805, at an average rate of 9.30%. During the period from inception (December 1, 2000) through June 30, 2001, the WWW Global Internet Fund did not engage in any borrowing activity.

5.  CAPITAL SHARE TRANSACTIONS
As of June 30, 2001, there were an unlimited number of $0.001 par value capital shares authorized for each Fund.

        Capital share transactions were as follows:


                                                     FOR THE YEAR                           For the year
                                                        ENDED                                    ended
                                                    JUNE 30, 2001                             JUNE 30, 2000
                                                    -------------                             -------------

                                              SHARES           AMOUNT                    SHARES          AMOUNT
                                              ------           ------                    ------          ------
WWW INTERNET FUND
Shares sold                                    430,477     $  9,205,656                 2,760,813      $104,000,465
Shares issued by reinvestment
     of dividends/distributions               414,408         6,908,176                    21,577           709,683
Shares redeemed
     (net of redemption fees)              (1,140,492)    (  23,731,592)               (1,463,204)    (  53,838,954)
                                            ---------      ------------                 ---------      ------------

Net increase (decrease)                   (   295,607)    ($  7,617,760)                1,319,186      $ 50,871,194
                                          ===========      ============                 =========      ============-


THE WWW FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001
-----------------------------------------------------------------------------

5.       CAPITAL SHARE TRANSACTIONS - (CONTINUED)

                                               FOR THE PERIOD FROM
                                            INCEPTION (DECEMBER 1, 2000)
                                               THROUGH JUNE 30, 2001
                                               ---------------------
                                            SHARES            AMOUNT
                                            ------            ------
WWW GLOBAL INTERNET FUND
------------------------
Shares sold                                    54,782     $     516,129
Shares issued by reinvestment
     of dividends/distributions                     -                 -
Shares redeemed
     (net of redemption fees)           (       5,818) (         48,851)
                                         ------------   ---------------

Net increase (decrease)                        48,964        $  467,278
                                          ===========        ==========

6.  INVESTMENTS
For the year ended June 30, 2001, the WWW Internet Fund made $217,832,092 in purchases and $235,044,060 in sales of investment securities, other than short-term. During the period from inception (December 1, 2000) through June 30, 2001, the WWW Global Internet Fund made $1,096,612 in purchases and $673,803 in sales of investment securities, other than short-term.

The identified cost of investments in securities owned by each Fund and their respective gross unrealized appreciation and depreciation at June 30, 2001, were as follows:


                                        GROSS          GROSS     NET UNREALIZED
                       IDENTIFIED     UNREALIZED    UNREALIZED    APPRECIATION
                         COST        APPRECIATION  DEPRECIATION  (DEPRECIATION)
                     ----------------------------------------------------------

WWW Internet Fund       $31,853,625   $1,764,948    ($8,534,491)  ($6,769,543)
WWW Global Internet
Fund                 $      327,363   $   13,331       ($70,888)  ($   57,557)

During the year ended June 30, 2001, option contracts activity of the WWW Internet Fund was as follows:

                                                 NUMBER             AMOUNT
                                                 ------             ------
                  Beginning of period               150           $ 164,066
                  Purchases during period           200              48,754
                  Expired during period            (350)           (212,820)
                                                    ---               -------
                  Balance at end of period            0           $       0
                                                ========             ========

During the period from inception (December 1, 2000) through June 30, 2001, the WWW Global Internet Fund did not engage in any option contracts activity.

THE WWW FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001
-----------------------------------------------------------------------------

7.  RELATED PARTY TRANSACTIONS
Certain owners of WWW Advisors, Inc. (the "Manager"), are also Owners and/or Trustees of the Funds. These individuals may receive benefits from any Management Fee paid to the Manager.

8.  DISTRIBUTIONS
For the year ended June 30, 2001, distributions of $0.2251 aggregating $558,386 and $2.7283 aggregating $6,767,858 were made from Short Term Capital Gains and Long Term Capital Gains, respectively, for the WWW Internet Fund. During the period from inception (December 1, 2000) through June 30, 2001, the WWW Global Internet Fund made no distributions.

9.  RESTRICTED AND OTHER ILLIQUID SECURITIES
Investments in restricted securities and investments where market quotations are not available, are valued at fair value as determined in good faith by the Board of Trustees, or a committee composed of members of the Board of Trustees of the Funds.

Each Fund may acquire portfolio securities called restricted securities, which can be sold only pursuant to an effective registration statement under the Securities Act of 1933 or an exemption from such registration. In addition, other securities held by a Fund may be illiquid which means they cannot be sold or disposed of in the ordinary course of business at approximately the quoted market value of such securities, or in the absence of such quoted market value, the price at which the Fund has valued such securities. The Fund will not invest in restricted and other illiquid securities if, as a result of such investment, the value of the Fund's illiquid assets would exceed 15% of the value of the Fund's net assets.

Restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Trustees based upon trading markets for the securities and any other restricted securities that become registered under the Securities Act of 1933 or that may be otherwise freely sold without registration there-under are not subject to the foregoing limitation, unless they are otherwise illiquid.

The Fund normally will be able to purchase restricted securities at a substantial discount from the market value of similar unrestricted securities, but there are certain risks which the Fund will necessarily assume in acquiring restricted securities. The principal risk is that the Fund may have difficulty in disposing of such securities without registration under the Securities Act of 1933, and the Fund will have to bear the risk of market conditions prior to such registration. In the absence of an agreement obtained at the time of purchase of such securities, there can be no assurance that the issuer will register the restricted securities. Furthermore, if the Fund disposes of restricted securities without registration, it may be necessary to sell such shares at a discount similar to or greater than that at which the Fund purchased the shares.

INDEPENDENT AUDITORS REPORT



To the Shareholders and
Board of Trustees
The WWW Funds

We have audited the accompanying statements of assets and liabilities of The WWW Funds (formerly the WWW Trust), an Ohio business trust, (comprising the WWW Internet Fund and the WWW Global Internet Fund) including the schedules of investments in securities, as of June 30, 2001, the related statements of operations of the WWW Internet Fund for the year then ended and the WWW Global Internet Fund for the period from inception (December 1, 2000) through June 30, 2001, the statements of changes in net assets of the WWW Internet Fund for each of the two years in the period then ended and the WWW Global Internet Fund for the period from inception (December 1, 2000) through June 30, 2001, and the financial highlights of the WWW Internet Fund for each of the four years in the period then ended and the WWW Global Internet Fund for the period from inception (December 1, 2000) through June 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the WWW Internet Fund for the period from inception (August 1, 1996) through June 30, 1997 were audited by other auditors whose report dated July 22, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each the respective portfolios constituting The WWW Funds as of June 30, 2001, the results of operations of the WWW Internet Fund for the year then ended and the WWW Global Internet Fund for the period from inception (December 1, 2000) through June 30, 2001, the changes in net assets of the WWW Internet Fund for each of the two years in the period then ended and the WWW Global Internet Fund for the period from inception (December 1, 2000) through June 30, 2001, and the financial highlights for the WWW Internet Fund for each of the four years in the period then ended and the WWW Global Internet Fund for the period from inception (December 1, 2000) through June 30, 2001 in conformity with accounting principles generally accepted in the United States.


Berge & Company LTD
Cincinnati, Ohio
August 21, 2001

                            PART C. OTHER INFORMATION


Item 23. Exhibits

    (1)      Amended and Restated Declaration of Trust.*

    (2)      By-laws.*

    (5)      Management Agreement between Registrant and WWW Advisors, Inc.*

    (5b)     Amendment to Management Agreement between Registrant and
               WWW Advisors, Inc.

    (8)      Custody Agreement.*

    (9a)     Transfer Agency and Service Agreement.*

    (9b)     Fund Accounting Service Agreement.*

    (9c)     Administrative Service Agreement.*

    (10)     Opinion and Consent of Counsel.

    (11)     Consent of Independent Auditors.

    (13) Purchase Agreement for Initial Capital between Registrant and WWW Advisors, Inc.*

    (15)     Distribution and Shareholder Servicing Plan.*

    (15b)    Amended Distribution and Shareholder Servicing Plan.*

    (15f)    Code of Ethics.*

    (27) Financial Data Schedule meeting the requirements of Rule 483 under the Securities Act of 1933.

    *        Previously filed.

Item 24.  Persons Controlled by or Under Common Control with Registrant

         THE WWW FUNDS*
         Registered Investment Company
         131 Prosperous Place, Suite 17
         Lexington, Kentucky  40509
         1Lawrence S. York, Chairman, President, Trustee
         2James D. Greene, Vice President, Treasurer, Trustee
         3Diane J. Snapp, Secretary

         WWW ADVISORS, INC.
         Registered Investment Adviser (SEC)
         131 Prosperous Place, Suite 17
         Lexington, Kentucky  40509
         *Manger of The WWW Funds
         1Lawrence S. York, President, Shareholder
         2James D. Greene, Vice President, Treasurer, Shareholder
         3Diane J. Snapp, Secretary, Shareholder

         CAPITAL ADVISORS GROUP, INC.
         Registered Investment Adviser (KY)
         131 Prosperous Place, Suite 17
         Lexington, Kentucky  40509
         1Lawrence S. York, President, Sole Owner
         3Diane J. Snapp, Secretary

         INTERACTIVE PLANNING CORP.
         NASD Registered Broker Dealer
         131 Prosperous Place, Suite 17
         Lexington, Kentucky  40509
         1Lawrence S. York, President,
         Shareholder, Branch Manager, Registered Rep
         3Diane J. Snapp, Secretary

         CAPITAL FUND SERVICE, INC.
         Registered Transfer Agent
         131 Prosperous Place, Suite 17
         Lexington, Kentucky  40509
         *Transfer Agent / Accounting/ Administration
          Service Provider to The WWW Funds
         1Lawrence S. York, President, Shareholder
         3Diane J. Snapp, Secretary, Shareholder

Item 25.  Indemnification

         Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust filed as Exhibit 1. The application of these provisions is limited by Article 10 of the Registrant's By-laws filed as Exhibit 2 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suite or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

         Reference is made to the section in the Prospectus entitled "Management Services".

Item 27.  Principal Underwriters

         The Registrant does not have a principal underwriter.

Item 28.  Location of Accounts and Records

         1.       WWW Advisors, Inc.
                  Suite 17
                  131 Prosperous Place
                  Lexington, Kentucky 40509

         2.       Firstar Bank, N.A.
                  425 Walnut Street
                  Cincinnati, Ohio 45201-1118

         3.       Capital Fund Services, Inc.
                  Suite 17
                  131 Prosperous Place
                  Lexington, Kentucky 40509

Item 29.  Management Services

         Not Applicable.

Item 30. Undertakings

         The Registrant undertakes (1) to furnish a copy of the Registrant's latest annual report, upon request and without charge, to every person to whom a Prospectus is delivered, (2) to file a post-effective amendment, using reasonably current financial statements which need not be certified, within four to six months from the effective date of the Registrant's Registration Statement under the Securities Act of 1933, and (3) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lexington, State of Kentucky, on the 30th day of October, 2001.

                                      WWW Trust


                                     By: /S/ LAWRENCE S. YORK
                                         -------------------------------------
                                         Lawrence S. York
                                         Chairman of the Board and President

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Act of 1940, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons in the capacities indicated on October 30, 2001.


SIGNATURE                      TITLE
---------                      -----

/S/ LAWRENCE S. YORK           Chairman of the Board (Principal executive
-------------------------      officer, financial officer and accounting
Lawrence S. York               officer) and Trustee


/S/ JAMES D. GREENE            Trustee, Vice President and Treasurer
-------------------------
James D. Greene


/S/ CHARLES F. HAYWOOD         Trustee
-------------------------
Charles F. Haywood


/S/ ROBERT C. THURMOND         Trustee
-------------------------
Robert C. Thurmond


/S/ TIM DIDIEGO                Trustee
-------------------------
Tim DiDiego

                                  EXHIBIT INDEX

EXHIBIT
NUMBER   EXHIBIT
------   -------

1       Amended and Restated Declaration of Trust*

2       By-laws*

5       Management Agreement between Registrant and WWW Advisors, Inc.*

5b      Amendment to Management Agreement between Registrant
         and WWW Advisors, Inc.*

8       Custody Agreement*

9a      Transfer Agency and Service Agreement*

9b      Fund Accounting Service Agreement*

9c      Administrative Service Agreement*

10      Opinion and Consent of Counsel

11      Consent of Independent Auditors

13      Purchase Agreement for Initial Capital between Registrant
         and WWW Advisors, Inc.*

15      Distribution and Shareholder Servicing Plan*

15b     Amendment to Distribution and Shareholder Servicing Plan*

15f     Code of Ethics*

27      Financial Data Schedule meeting the requirements of Rule 483 under the Securities Act of 1933

* Previously filed